UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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(Amendment No.    )
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FLIR SYSTEMS, INC.
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27700 SW Parkway Avenue
Wilsonville, Oregon 97070
(503) 498 -3547
___________________________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 2014
________________________________________________________________________
To the Shareholders of FLIR Systems, Inc.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of FLIR Systems, Inc. (the “Company”) will be held on Friday, April 25, 2014, at 10:00 a.m., at FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070 for the following purposes:

1.
Election of Directors. To elect the five director nominees identified in the attached Proxy Statement, each for a one-year term expiring in 2015 and to hold office until his or her successor is elected and qualified;

2.
Ratification of Appointment of the Independent Registered Public Accounting Firm. To ratify the appointment by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2014;

3.
Approval of Amendment to the 2011 Stock Incentive Plan. To approve an amendment to the Company's 2011 Stock Incentive Plan to increase the number of shares reserved under the 2011 Stock Incentive Plan by 5,000,000 shares;

4.	Approval of Executive Compensation. To approve, on an advisory basis, the Company's executive compensation; and

5.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
The Board of Directors of the Company has fixed the close of business on February 24, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
By Order of the Board,
Earl R. Lewis
Chairman of the Board of Directors
Wilsonville, Oregon
March 14, 2014
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2014
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.flir.com/investor.

IT IS IMPORTANT THAT PROXIES BE COMPLETED AND SUBMITTED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SUBMIT YOUR VOTE BY PROXY VIA THE INTERNET, BY TELEPHONE OR BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS.

FLIR SYSTEMS, INC.
27700 SW Parkway Avenue
Wilsonville, Oregon 97070
(503) 498-3547
_____________________________________
PROXY STATEMENT
for the
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 2014
_____________________________________

INTRODUCTION
General
This Proxy Statement is being furnished to the shareholders of FLIR Systems, Inc., an Oregon corporation (“FLIR,” the “Company, “we,” “us,” or “our”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors” or the “Board”) from holders of the outstanding shares of FLIR common stock, par value $0.01 per share (the “Common Stock”), for use at the Company’s Annual Meeting of Shareholders to be held on April 25, 2014, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to elect five members to the Board of Directors, ratify the appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, approve an amendment to the Company's 2011 Stock Incentive Plan increasing the number of shares reserved under the 2011 Stock Incentive Plan by 5,000,000, approve, on an advisory basis, the Company's executive compensation, and transact such other business as may properly come before the Annual Meeting. This Proxy Statement, together with the enclosed proxy card, is first being made available to shareholders of FLIR on or about March 14, 2014.
Solicitation, Voting and Revocability of Proxies
The Board of Directors has fixed the close of business on February 24, 2014 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were 140,858,615 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.
If you are a shareholder of record, you can vote (i) by attending the Annual Meeting, (ii) by signing, dating and mailing in your proxy card, or (iii) by following the instructions on your proxy card for voting by telephone or on the Internet. If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the Annual Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.
If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR the election of the five nominees to the Board of Directors, FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014, FOR the approval of the proposed amendment to the Company's 2011 Stock Incentive Plan increasing the number of shares reserved under the 2011 Stock Incentive Plan by 5,000,000, and FOR the approval, on an advisory basis, of the Company’s executive compensation. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.
The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, the Corporate Secretary, FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070, or by attending the Annual Meeting and voting in person. However, a shareholder who attends the Annual Meeting need not revoke a previously executed proxy and vote in person unless such shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
The Company’s Board of Directors has ten members and is divided into three classes. At the 2013 Annual Meeting, the Company’s shareholders approved a proposal to amend the Company’s Second Restated Articles of Incorporation to eliminate the Board’s classified structure such that each director standing for election or re-election will be elected to a one-year term beginning with the directors elected at the 2014 Annual Meeting.
At the 2014 Annual Meeting, five directors will be elected, each for a one-year term expiring in 2015 and to hold office until his or her successor is elected and qualified. Each of the five director nominees listed below is currently a director of the Company, although three of the nominees joined the Board following the 2013 meeting. Upon the recommendation of the Corporate Governance Committee, the Board elected Mr. Teich as a director in July 2013 when he became our Chief Executive Officer. Ms. Stauffer and Ms. Halligan were each elected as directors in March 2014. Ms. Stauffer and Ms. Halligan were each initially identified to the Board by a third party search firm and following the Board’s review process, were invited to join the Board.
Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election as directors of the persons named below as nominees. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the number of directors constituting the Board of Directors may be reduced prior to the Annual Meeting or the proxies may be voted for the election of such other person as the Board of Directors may recommend.
Information as to Nominees and Continuing Directors
The following table sets forth the names of the Board of Directors’ nominees for election as a director and those directors who will continue to serve after the Annual Meeting. Also set forth in this section is certain other information with respect to each such person’s age, principal occupation and business experience during at least the past five years, the periods during which he or she has served as a director of FLIR, the expiration of his or her term as a director, and the positions currently held with FLIR.

Nominees:	Age	Director Since	Expiration of Current Term	Expiration of Term for which Nominated	Position Held with FLIR
William W. Crouch	72	2005	2014	2015	Director
Catherine A. Halligan	50	2014	2014	2015	Director
Angus L. Macdonald	59	2001	2014	2015	Director
Cathy Stauffer	54	2014	2014	2015	Director
Andrew C. Teich	53	2013	2014	2015	Director, President and Chief Executive Officer
Continuing Directors:
Earl R. Lewis	70	1999	2015	—	Chairman of the Board of Directors
John D. Carter	68	2003	2016	—	Director
Michael T. Smith	70	2002	2016	—	Director
John W. Wood, Jr.	70	2009	2016	__	Director
Steven E. Wynne	61	1999	2015	__	Director

GENERAL WILLIAM W. CROUCH (UNITED STATES ARMY—RETIRED). General Crouch has served as a director of the Company since May 2005. His current term on the Board expires at the Company's 2014 Annual Meeting of Shareholders, at which time his election to the Board for a one year term expiring in 2015 and to hold office until his successor is elected and qualified will be voted upon. General Crouch retired from the United States Army in 1999 following a 36-year career during which he served in numerous roles including Commanding General—Eighth Army and Chief of Staff, United Nations Command and United States Forces Korea; Commander in Chief, United States Army, Europe; Commanding General, NATO Implementation (later Stabilization) Force, Bosnia/Herzegovina; and the United States Army’s 27th Vice Chief of Staff. Until 2010, he served as one of five generals who oversaw the Army’s Battle Command Training Program. In October 2000, General Crouch was named co-chair of the USS COLE Commission, which was formed to examine the terrorist attack on the USS COLE. He has served as a Distinguished Senior Fellow with the Center for Civil Military Operations at the United States Naval Post Graduate School, and serves on the Board of the Keck Institute for International and Strategic Studies at Claremont McKenna College. He received a B.A. in Civil Government from Claremont McKenna College, and a M.A. in History from Texas Christian University. He holds a Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Qualifications: General Crouch’s career as an Army officer and continuing interest in the United States military afford the Company significant insight into the Company’s important military customers in terms of strategic and tactical doctrines and how the Company’s products should be developed and adapted to facilitate the implementation of these doctrines. General Crouch also possesses an understanding of the political and military realities in certain global regions in which the Company’s products are employed. In addition, General Crouch’s experience in senior leadership roles in large Army commands enables him to offer guidance on the leadership of complex organizations.

CATHERINE A. HALLIGAN. Ms. Halligan has served as a director of the Company since March 2014. Her current term on the Board expires at the Company's 2014 Annual Meeting of Shareholders, at which time her election to the Board for a one-year term expiring in 2015 and to hold office until her successor is elected and qualified will be voted upon. She served as Senior Vice President, Sales & Marketing of PowerReviews Inc., a leading social commerce network, from July 2010 to December 2011. Prior to joining PowerReviews Inc., Ms. Halligan held several executive level positions with prominent retailers. From 2005 to 2010, Ms. Halligan served in various executive positions with Walmart, a retailer, including as Vice President Market Development, Global eCommerce from 2009 to 2010 and as Chief Marketing Officer of Walmart.com from 2007 to 2009. From 2000 to 2005, Ms. Halligan was an associate partner at Prophet, a management consulting firm. From 1996 to 1999, Ms. Halligan held retail management positions with Williams Sonoma Inc., including Vice President and General Manager, Internet and Vice President, Marketing. Ms. Halligan also has previous Executive Marketing retail experience with Blue Nile, Inc. and the Gymboree Corporation. Ms. Halligan began her career as a Marketing and Planning Analyst for Lands’ End from 1987 to 1991. Ms. Halligan has served as an Independent Director and Audit Committee member at Ulta Beauty since January 2012. Ms. Halligan received her B.S. in Finance from Northern Illinois University. Qualifications: With over 20 years of experience in marketing and e-commerce within the retail industry, Ms. Halligan provides significant expertise on strategic marketing issues, Internet technology and omnichannel business capabilities.
ANGUS L. MACDONALD. Mr. Macdonald has served as a director of the Company since April 2001. His current term on the Board expires at the Company's 2014 Annual Meeting of Shareholders, at which time his election to the Board for a one-year term expiring in 2015 and to hold office until his successor is elected and qualified will be voted upon. In 2000, Mr. Macdonald founded and is currently President of Venture Technology Merchants, LLC, an advisory and merchant banking firm to growth companies regarding capital formation, corporate development and strategy. From 1996 to 2000, Mr. Macdonald was Senior Vice President and headed Special Situations in the health care equities research group at Lehman Brothers, Inc. Prior to joining Lehman Brothers, Mr. Macdonald was a senior securities analyst at Fahnestock, Inc. (now Oppenheimer). He holds a B.A. from the University of Pennsylvania and an MBA from Cranfield University, UK. Qualifications: Through his education and prior experiences, including his current role as founder and President of Venture Technology Merchants, LLC, Mr. Macdonald has developed extensive expertise in corporate development strategies for technology enterprises such as the Company as well as in financial structuring and strategy. Mr. Macdonald’s years of experience in the financial services sector provide the Company with insight into the value creation impacts of various financial and operational strategies. These skills enable him to serve as a member of the Company’s Audit Committee and to provide insight to the Company in the development of its financial management and capital deployment strategies.

CATHY STAUFFER. Ms. Stauffer has served as a director of the Company since March 2014. Her current term on the Board expires at the Company's 2014 Annual Meeting of Shareholders, at which time her election to the Board for a one-year term expiring in 2015 and to hold office until her successor is elected and qualified will be voted upon. Ms. Stauffer has owned and operated her own consulting Company, “Cathy Stauffer Consulting,” since September 2005. Cathy Stauffer Consulting specializes in the marketing of technology products and assists clients in identifying and understanding key opportunities and market trends, and developing strategies and tactics for successful market implementations and executions. In 2010, Ms. Stauffer also served as the Executive Vice President of Market Development for Premier Retail Networks / IZ-ON Media, a digital place based media company. From 2004 to 2005, Ms. Stauffer served as Senior Vice President Marketing and Chief Marketing Officer for Gateway Computers, a global personal computer original equipment manufacturer and consumer electronics direct marketer. From 1977 to 1993 and from 1997 to 2004, Ms. Stauffer served in multiple capacities, including as President and in other executive roles, with The Good Guys, Inc., a regional consumer electronics specialty retailer. Qualifications: Ms. Stauffer’s over three decades of experience in the branding, marketing, communications and market research in the consumer electronics industry affords the Board valuable insight into the strategic marketing of consumer electronics, a continually increasing focus of the Company.

ANDREW C. TEICH. Mr. Teich has been President and Chief Executive Officer of the Company since May 2013. He was elected to the Company’s Board of Directors in July 2013. His current term on the Board expires at the Company's 2014 Annual Meeting of Shareholders, at which time his election to the Board for a one-year term expiring in 2015 and to hold office until his successor is elected and qualified will be voted upon. Previously, Mr. Teich was President of the Company’s Commercial Systems Division from January 2010 to May 2013. From April 2006 to January 2010, he served as President of the Company’s Commercial Vision Systems Division. From 2000 to 2006, he served as the Senior Vice President of Sales and Marketing and then as Co-President of the Imaging Division at FLIR. Mr. Teich joined FLIR as Senior Vice President, Marketing, as a result of FLIR’s acquisition of Inframetrics in March 1999. While at Inframetrics, Mr. Teich served as Vice President of Sales and Marketing from

1996 to 1999. From 1984 to 1996, Mr. Teich served in various capacities within the sales organization at Inframetrics. He holds a B.S. degree in Marketing from Arizona State University and is an alumnus of the Harvard Business School Advanced Management Program. Qualifications: Mr. Teich's 30-year career in the thermal imaging industry, including the last 15 years with the Company, has enabled him to develop a comprehensive understanding of the Company's technologies, operations and markets. Combined with prior executive service in roles of increasing responsibility, Mr. Teich's skill set positions him to afford the Company expertise in technology innovation, strategic planning, global operations, and sales and marketing.
JOHN D. CARTER. Mr. Carter has served as a director of the Company since August 2003. Since 2008, Mr. Carter has been a principal in the consulting firm of Imeson & Carter, which specializes in transportation and international business transactions. Mr. Carter served as President and Chief Executive Officer of Schnitzer Steel Industries Inc., a metals recycling company, from May 2005 to November 2008. Since December 1, 2008, Mr. Carter has served as Chairman of the board of directors of Schnitzer Steel Industries, Inc. From 1982 to 2002, Mr. Carter served in a variety of senior management capacities at Bechtel Group, Inc., including Executive Vice President and Director, as well as President of Bechtel Enterprises, Inc., a wholly owned subsidiary and other operating groups. Mr. Carter is a member of the Board of Directors and Chairman of the Audit Committee of Northwest Natural Gas Company. He is Chairman of privately-owned Kuni Enterprises, Inc. and on the Boards of privately-owned JELD-WEN, Inc. and the Oregon chapter of the Nature Conservancy. He also is the manager of Birch Creek Associates LLC and Dusky Goose LLC, engaged in agricultural and commercial land ownership, vineyard ownership and the wine business. He received his B.A. in History from Stanford University and his J.D. from Harvard Law School. Qualifications: In addition to his legal experience gained while practicing law, Mr. Carter brings many years of senior executive management experience, including as president and chief executive officer of a multi-billion dollar public company. This combination of legal and management experience enables Mr. Carter to provide guidance to the Company in the areas of legal risk oversight, enterprise risk management, corporate governance, financial management and corporate strategic planning.
EARL R. LEWIS. Mr. Lewis served as Chairman, President and Chief Executive Officer of the Company from November 2000 until his retirement in May 2013 as President and Chief Executive Officer. He continues to serve as Chairman of the Board. Mr. Lewis was initially elected to the Board in June 1999 in connection with the acquisition of Spectra Physics AB by Thermo Instrument Systems, Inc. Prior to joining FLIR, Mr. Lewis served in various capacities at Thermo Instrument Systems, Inc., with his last role as President and Chief Executive Officer. Mr. Lewis is a member of the Board of Directors of Harvard BioScience and NxStage Medical, Inc. Mr. Lewis is a Trustee of Clarkson University and New Hampton School. Mr. Lewis holds a B.S. from Clarkson College of Technology and has attended post-graduate programs at the University of Buffalo, Northeastern University and Harvard University. Mr. Lewis holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Qualifications: Mr. Lewis’ leadership of the Company for the past decade affords him a deep understanding of the Company’s technology and operations, as well as the markets in which the Company operates. Mr. Lewis’ prior service in executive management positions and his past and present service on other boards of directors, including public company boards, enable him to provide insight and guidance in an array of areas including global operations and strategic planning, enterprise risk management, and corporate governance. Mr. Lewis has played, and continues to play, an active role in the Company’s financial management and corporate development, including merger and acquisition activity.
MICHAEL T. SMITH. Mr. Smith has served as a director of the Company since July 2002. From 1997 until his retirement in May 2001, Mr. Smith was Chairman of the Board and Chief Executive Officer of Hughes Electronics Corporation. From 1985 until 1997 he served in a variety of capacities for Hughes, including Vice Chairman of Hughes Electronics, Chairman of Hughes Missile Systems and Chairman of Hughes Aircraft Company. Prior to joining Hughes in 1985, Mr. Smith spent nearly 20 years with General Motors in a variety of financial management positions. Mr. Smith is also a director of Ingram Micro, Inc., Teledyne Technologies Incorporated and WABCO Holdings Inc. Mr. Smith holds a B.A. from Providence College and an MBA from Babson College. He also served as an officer in the United States Army. Qualifications: Throughout his career, Mr. Smith has had extensive financial and general management experience, including service as the chief executive officer of a large public company. These skills and experiences qualify him to serve as the Company’s Audit Committee financial expert. By virtue of his years of service on other public company boards of directors, Mr. Smith also provides the Company with expertise in corporate governance, enterprise risk management and strategic planning. In addition, Mr. Smith’s years in a variety of executive leadership roles with other companies qualify him to provide guidance to the Company in the areas of global operations and corporate strategic development.
JOHN W. WOOD, JR. Mr. Wood has served as a director of the Company since May 2009. Mr. Wood served as Chief Executive Officer of Analogic Corporation, a leading designer and manufacturer of medical imaging and security systems, from 2003 to 2006, and is currently a consultant. Prior to joining Analogic, Mr. Wood held senior executive positions over a 22-year career at Thermo Electron Corporation. He served as President of Peek Ltd., a division of Thermo Electron Corporation, and as a Senior Vice President of the parent company. He previously served as President and Chief Executive Officer of Thermedics, a subsidiary of Thermo Electron Corporation. Mr. Wood is a director of ESCO Corporation and American Superconductor Corporation. Mr. Wood earned a Bachelor’s degree in Electrical Engineering from Louisiana Tech University and a Master’s degree in Electrical Engineering from Massachusetts Institute of Technology. Mr. Wood holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Qualifications: Through his academic training and his extensive executive experience with companies in relevant industries, Mr. Wood possesses the knowledge and expertise to understand and offer guidance regarding the Company’s technologies and markets. In addition, as the former chief executive officer of a public company, Mr. Wood is qualified to provide leadership in the areas of corporate governance, operations and enterprise risk management.
STEVEN E. WYNNE. Mr. Wynne has served as a director of the Company since November 1999. Since July 2012, Mr. Wynne has served as an Executive Vice President of Health Services Group, a diversified health insurance company, where he previously served as Senior Vice President, from February 2010 to January 2011. From January 2011 through July 2012, he served as Executive Vice-President of JELD-WEN, Inc., an international manufacturer of doors and windows. From March 2004 through March 2007, Mr. Wynne was President and Chief Executive Officer of SBI International, Ltd., parent company of sports apparel and footwear company Fila. From August 2001 through March 2002, and from April 2003 through February 2004, Mr. Wynne was a partner in the Portland, Oregon law firm of Ater Wynne LLP. Mr. Wynne served as acting Senior Vice President and General Counsel to the Company from April 2002 through March 2003. Mr. Wynne was formerly Chairman and Chief Executive Officer of eteamz.com, an on-line community serving amateur athletics, from June 2000 until its sale to Active.com in January 2001. From February 1995 to March 2000, Mr. Wynne served as President and Chief Executive Officer of adidas America, Inc. Prior to that time, he was a partner in the law firm of Ater Wynne LLP. Mr. Wynne received an undergraduate degree and a J.D. from Willamette University. Mr. Wynne also serves on the boards of directors of JELD-WEN, Inc., Pendleton Woolen Mills and Zapproved, Inc. Qualifications: Mr. Wynne has been associated with the Company in a variety of capacities since 1983, including prior service as its outside counsel. By virtue of this extensive relationship, Mr. Wynne has developed a high degree of familiarity with the Company’s operations, risks and opportunities. In addition, Mr. Wynne’s legal training and senior executive leadership experience with other companies qualify him to provide insight and guidance as a member of the Company’s Audit Committee, as well as in the areas of corporate governance, strategic planning and enterprise risk management.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that shareholders vote FOR the election of its nominees for director. If a quorum is present, a director nominee will be elected if the number of votes cast FOR the nominee exceeds the number of votes cast AGAINST such nominee. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but will have no effect on the election of directors.

CORPORATE GOVERNANCE AND RELATED MATTERS
Communications with Directors
Shareholders and other parties interested in communicating directly with the Chairman or with the non-employee directors as a group may do so by writing to the Chairman of the Board, c/o Corporate Secretary, FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070. Concerns relating to accounting, internal controls or auditing matters are promptly brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Meetings
During 2013, the Company’s Board of Directors held seven meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he served, during the period in which he served as a director in 2013. Under the Company’s Corporate Governance Principles, each director is expected to commit the time necessary to prepare for and attend all Board meetings and meetings of committees of the Board on which they serve, as well as the Company’s Annual Meeting of Shareholders. All members of the Company’s Board of Directors then in office attended the 2013 Annual Meeting of Shareholders.

Board of Directors Committees
The Board of Directors has standing Audit, Compensation, Corporate Governance and Strategy and Technology Committees. Each committee operates pursuant to a written charter, which is reviewed annually. The charter of each committee may be viewed online at www.flir.com/investor. The performance of each committee is reviewed annually. Each committee may obtain advice and assistance from internal or external legal, accounting and other advisors. The members of the Audit, Compensation and Corporate Governance Committees have all been determined to be “independent” as defined by applicable NASDAQ Stock Market (“NASDAQ”) rules. Ms. Halligan and Ms. Stauffer have not yet been named to any Committees. It is expected that at an upcoming Board meeting, our Board will assign them to Committees and determine that they are independent as defined by applicable NASDAQ rules. The members of each committee are identified in the following table. Mr. Lewis, who recently retired as the Company’s President and Chief Executive Officer, and Mr. Teich, the Company's current President and Chief Executive Officer, are not “independent” as defined by applicable NASDAQ rules.

Name	Audit	Corporate Governance	Compensation	Strategy and Technology
John D. Carter		Chair
William W. Crouch		X	X	X
Earl R. Lewis				Chair
Angus L. Macdonald	X		Chair
Michael T. Smith	Chair		X
Andrew C. Teich				X
John W. Wood, Jr.		X		X
Steven E. Wynne	X	X

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements and financial reporting process; the Company’s compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications, appointment and independence; the performance of the internal audit function; the review of all third-party transactions involving, directly or indirectly, the Company and any of its directors or officers; and the adequacy of the Company’s accounting and internal control systems. During fiscal year 2013, the Audit Committee held five meetings.

The Compensation Committee is responsible for all matters relating to the compensation of the Company’s executives, including salaries, bonuses, fringe benefits, incentive compensation, equity-based compensation, retirement benefits, severance pay and benefits, and compensation and benefits in the event of a change of control of the Company. The Compensation Committee also administers the Company’s equity compensation plans. During fiscal year 2013, the Compensation Committee held seven meetings. See also the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details on the governance of the Compensation Committee and a description of the Company’s processes and procedures for determining executive compensation.

The Corporate Governance Committee is responsible for recommending to the Board operating policies that conform to appropriate levels of corporate governance practice; overseeing the Board’s annual self-evaluation; identifying qualified candidates to serve on the Board; determining the qualification of Board members; evaluating the size and composition of the Board and its committees; reviewing the Company’s Corporate Governance Principles; reviewing the compensation policies for non-employee directors, and recommending nominees to stand for election at each annual meeting of shareholders. The Corporate Governance Committee seeks candidates to serve on the Board who are persons of integrity, with significant accomplishments and recognized business experience, but does not have any specific minimum qualifications or criteria for director nominees. As required by its charter, the Corporate Governance Committee considers diversity of backgrounds and viewpoints when considering nominees for director but has not established a formal policy regarding diversity in identifying director nominees. During fiscal year 2013, the Corporate Governance Committee held four meetings.

The Strategy and Technology Committee is responsible for serving as a liaison between the Board and the Company's operating unit personnel in the areas of technology innovations and strategy development (including, without limitation, products and applications, markets and customers, and potential acquisitions); providing guidance and expertise in these areas to the operating units; and monitoring industry developments in the technologies and strategic initiatives that are of importance to the Company and its shareholders. During fiscal year 2013, the Strategy and Technology Committee held four meetings.

Shareholder Nominations
The Corporate Governance Committee will review recommendations by shareholders of individuals for consideration as candidates for election to the Board of Directors. Any such recommendations should be submitted in writing to the Corporate Secretary, FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070. Historically, the Company has not had a formal policy concerning shareholder recommendations to the Corporate Governance Committee (or its predecessors) because the informal consideration process in place to date has been adequate given that the Company has never received any director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Corporate Governance Committee will consider director candidates recommended by shareholders on the same basis it considers director candidates identified by the Committee.
The Company’s Bylaws set forth procedures that must be followed by shareholders seeking to nominate directors. The Company’s Bylaws may be accessed at http://www.sec.gov/Archives/edgar/data/354908/000035490813000042/form8-kbylawsamendex3x1.htm. Each notice given by a shareholder with respect to nominations for the election of directors must comply with the requirements of Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s Bylaws.

Corporate Governance
FLIR maintains a Corporate Governance page on its website that provides specific information about its corporate governance initiatives, including FLIR’s Corporate Governance Principles, Codes of Ethical Business Conduct, Code of Ethics for Senior Financial Officers and charters for the committees of the Board of Directors. The Corporate Governance page can be found on our website at www.flir.com/investor.
FLIR’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), including:

•	The Board of Directors has adopted clear corporate governance policies;

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A majority of the Board members are independent of FLIR and its management based on the relevant independence requirements contained in the Company’s Corporate Governance Principles as well as any additional or supplemental independence standards established by NASDAQ;

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All members of the Board's Audit, Compensation and Corporate Governance Committees are independent based on the relevant independence requirements contained in the Company’s Corporate Governance Principles as well as any additional or supplemental independence standards established by NASDAQ, SOX, and the Dodd-Frank Act;

•	The independent members of the Board of Directors meet regularly without the presence of management;

•	FLIR has a Code of Ethical Business Conduct for FLIR Operations Inside the United States and a Code of Ethical Business Conduct for FLIR Operations Outside the United States;

•	The charters of the Board committees clearly establish their respective roles and responsibilities;

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FLIR has an ethics officer and an internet-based hotline monitored by EthicsPoint® that is available to all employees, and FLIR’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters; and

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FLIR has adopted a Code of Ethics for Senior Financial Officers that applies to its Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer/Corporate Controller, Corporate Treasurer, Vice President of Global Finance Operations, Controllers and Site Controllers.

You may obtain copies of the documents posted on FLIR’s Corporate Governance page on its website by writing to the Corporate Secretary, FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070.
Board Leadership Structure and Role in Risk Oversight
With the retirement of Mr. Lewis in May 2013 and the promotion of Mr. Teich to the position of President and Chief Executive Officer the Company now has a separate Chairman of the Board and Chief Executive Officer structure. In addition, the Chairman of the Company's Corporate Governance Committee serves as Presiding Director for the executive sessions of the independent directors. The Board has determined that this structure is appropriate for the Company at this time as it most fully exploits Mr. Lewis’ and Mr. Teich's extensive knowledge of the Company’s business and industry, combined with Mr. Lewis' experience as Chairman of the Board. No single leadership model is right for all companies at all times, however, so the Board periodically reviews its leadership structure.

The Board is actively involved in oversight of risks inherent in the operation of the Company’s business including, without limitation, those risks described in the Company’s reports filed from time to time with the Securities and Exchange Commission (the "SEC"). It is management’s responsibility to manage risk and bring to the Board’s attention the material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Board manages this responsibility at the Board level with assistance from its four committees, as appropriate. The Board has delegated to the Audit Committee certain tasks related to the Company’s risk management process. The Audit Committee (i) serves as an independent and objective body to monitor the Company’s financial reporting process and internal control systems, and (ii) assists the Board in oversight of the Company’s compliance with legal and regulatory requirements. The Board has delegated to the Compensation Committee basic responsibility for oversight of management’s compensation risk assessment, including the annual determination of whether or not the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Corporate Governance Committee oversees the Company’s risks in the areas of corporate governance and ethics and compliance, and is primarily responsible for Board and committee performance and director nomination/succession. The Strategy and Technology Committee serves as a liaison between the Board and management in the areas of technology innovation and strategy development. These committees report the results of their review processes to the full Board during regularly scheduled Board meetings or more frequently, if warranted. In addition to review and discussion of reports prepared by the committees of the Board, the Board periodically discusses risk oversight in specific areas as they arise, including as part of its corporate strategy review.
Compensation Risk
We recently conducted an assessment of our compensation policies and practices, including our executive compensation programs, to evaluate the potential risks associated with these policies and practices. We reviewed and discussed the findings of the assessment with the Compensation Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.
In conducting this review, we considered the following attributes of our programs:

•	Mix of base salary, annual incentive opportunities, and long-term equity compensation;

•	Balance between annual and longer-term performance opportunities;

•	Alignment of annual and long-term incentives to ensure that the awards encourage consistent behaviors and achievable performance results;

•	Use of equity awards that vest over time;

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Generally providing senior executives with long-term equity-based compensation on an annual basis. We believe that accumulating equity over a period of time encourages executives to take actions that promote the long-term sustainability of our business;

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Stock ownership guidelines that are reasonable and designed to align the interests of our executive officers with those of our shareholders. This discourages executive officers from focusing on short-term results without regard for longer-term consequences; and

•	Compensation decisions include subjective considerations, which limit the influence of strictly formulaic factors on excessive risk taking.
Our Compensation Committee considered compensation risk implications during its deliberations on the design of our 2014 executive compensation programs with the goal of appropriately balancing short-term incentives and long-term performance.

MANAGEMENT
Executive Officers
The executive officers of the Company are as follows:

Name	Age	Position
Andrew C. Teich	53	President and Chief Executive Officer
William W. Davis	57	Senior Vice President, General Counsel and Secretary
Jeffrey D. Frank	57	Senior Vice President, Global Product Strategy
Thomas A. Surran	51	Senior Vice President, Chief Operating Officer
Anthony L. Trunzo	51	Senior Vice President, Finance and Chief Financial Officer
Information concerning the principal occupations and business experience during at least the past five years of Mr. Teich is set forth under “Election of Directors - Information as to Nominees and Continuing Directors.” Information concerning the principal occupations and business experience during at least the past five years of the executive officers of the Company who are not also directors of the Company is set forth below.
WILLIAM W. DAVIS. Mr. Davis joined FLIR in July 2007 as Senior Vice President, General Counsel and Secretary. Prior to joining FLIR, from 1999 to 2007, Mr. Davis was employed as in-house legal counsel with Brunswick Corporation, a global manufacturer and marketer of recreation products (2005-2007), and two subsidiaries of General Dynamics Corporation (1999-2005). From 1990 to 1992 and 1993 to 1999, Mr. Davis engaged in the private practice of law, most recently as a partner in the firm of Katten, Muchin & Zavis LLP. From 1992 to 1993, Mr. Davis served as a law clerk to the Honorable Edward Carnes of the United States Court of Appeals for the Eleventh Circuit. Mr. Davis received his B.S. with distinction from the United States Naval Academy and his J.D. from the University of Chicago Law School. Following graduation from the Naval Academy, Mr. Davis served as an officer in the United States Marine Corps and Marine Corps Reserve.

JEFFREY D. FRANK. Prior to his promotion to Senior Vice President, Global Product Strategy in January 2014, Mr. Frank had served as the Company’s Vice President, Global Product Strategy since May 2013. Mr. Frank previously served as Vice President of Product Strategy for the Company’s Commercial Systems Division from December 2004 to May 2013.  Prior to joining FLIR, Mr. Frank was a founder and served as Vice President of Business Development for Indigo Systems, Inc. commencing with that company’s inception in 1997. Mr. Frank joined FLIR upon Indigo’s acquisition by FLIR in 2004. Previously, Mr. Frank was Vice President of Business Development for Raytheon Corporation from 1994 to 1997, and for Amber Engineering from 1987 to 1994.
THOMAS A. SURRAN. Mr. Surran has served as the Company's Senior Vice President, Chief Operating Officer since January 2014. Mr. Surran previously served as President of the Company’s Commercial Systems Division from May 2013 to January 2014. Mr. Surran rejoined the Company in December 2009 as the Chief Financial Officer of the Commercial Systems Division. From May 2010 until May 2013, in addition to his Division Chief Financial Officer role, Mr. Surran also served as Vice President and General Manager of Raymarine, a FLIR company. Previously, Mr. Surran served in the role of General Manager of the Company’s Commercial Vision Systems (formerly Indigo) Operations in Goleta, CA from January 2004 to June 2007. Mr. Surran joined FLIR upon Indigo's acquisition by FLIR in 2004. Prior to Indigo, he held positions with TDK Corporation, Headway Technologies, Inc., and Everex Systems, Inc. Mr. Surran received his B.S. from Xavier University and his MBA from the University of Chicago.
ANTHONY L. TRUNZO. Mr. Trunzo has been FLIR's Senior Vice President, Finance and Chief Financial Officer since June 2010. From August 2003, when he joined FLIR, until June 2010 he served as FLIR's Senior Vice President, Corporate Strategy and Development. From 1996 until joining FLIR, Mr. Trunzo was Managing Director in the Investment Banking Group at Banc of America Securities, LLC. From 1986 to 1996, he held various positions at PNC Financial Services Group, Inc. Mr. Trunzo holds a B.A. in Economics from the Catholic University of America, an MBA with a concentration in Finance from the University of Pittsburgh, and is an alumnus of the Harvard Business School Advanced Management Program.

COMPENSATION DISCUSSION AND ANALYSIS
The following discussion and analysis contains statements regarding future Company performance targets and goals. These targets and goals are disclosed in the context of FLIR’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. FLIR specifically cautions investors not to apply these statements to other contexts.
For purposes of this Compensation Discussion and Analysis, our Named Executive Officers ("NEOs") consist of our Chief Executive Officer (the “CEO”), our former Chief Executive Officer (the "Former CEO"), our Chief Financial Officer (the “CFO”), and our three next most highly compensated executives as of December 31, 2013.
Executive Summary
Our Business and Strategy
FLIR Systems, Inc. is a world leader in sensor systems that enhance perception and awareness. Our advanced sensors and integrated sensor systems enable the gathering and analysis of critical information through a wide variety of applications in commercial, industrial, and government markets worldwide.
Our strategy is focused on enabling our customers to benefit from the valuable information produced by advanced sensing technologies and on delivering sustained superior financial performance and returns for our shareholders. Over the past ten years we have dramatically expanded the availability of thermal imaging technology in a wide range of applications through a business model that focuses on reducing costs through innovation and vertical integration into core technologies. This has resulted in a nearly twenty-five-fold increase in annual unit volumes since 2003, and the establishment of thermal imaging solutions in numerous markets where it was previously unavailable due to cost or technology constraints. Our strategy has resulted in significant long term growth and well above average returns to shareholders. Since the end of 2003, our total return to shareholders has been 242%, compared with 104% for the Standard and Poor's 500 Index (the "S&P 500") and 196% for our peer group as defined on page 17.

Total Shareholder Return - 10 Year
$400
$300
$200
$100
$0
YE 2003
YE 2004
YE 2005
YE 2006
YE 2007
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
YE 2013
FLIR
S&P 500
Peer Group

Additionally, for the five-year period ending in 2013, we are in the top quartile of our peer group in such key metrics as gross margin, operating margin, return on capital, and revenue growth. Our net income growth during the period has been below our peer group average due to a significant reduction in United States government revenue associated with lower defense spending. During this period, our commercial businesses have increased operating income significantly to offset the drop in government income.

2013 Business and Financial Highlights
Our 2013 financial performance was mixed. We saw improved performance in many of our commercial markets, however, our government business, particularly our United States military business, was weak for the third consecutive year due to ongoing budgetary pressures and the wind down of funding for military operations overseas. We saw strength in revenue with an increase of 6%, however, our diluted earnings per share ("EPS"), declined by 16%, each as compared to 2012.
Despite these challenges, we made significant progress in 2013 in several areas consistent with our long-term strategy, including:

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Continued investment in research and development - During 2013, we invested $148 million in research and development, equal to 10% of revenue and an increase of 8% compared to 2012. Notable investments in 2013 included development of our new Lepton® thermal imaging camera, the smallest, lightest and least expensive core in its class, FLIR ONE, the world's first personal thermal imaging device for a smartphone, as well as the development of key core optical, electronic and process innovations. During 2013, we introduced significant new products in such markets as stabilized gimbaled systems, building inspection and predictive maintenance, maritime and outdoor recreation. During 2013, we acquired, filed for or were issued over 300 patents worldwide.

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Operating cash flow - During 2013, we generated record cash flow from operations of $355 million, an increase of 24% compared to 2012 and representing 201% of net income. We were able to generate cash sufficient to continue investments in the business, make two acquisitions, and returned $213 million to shareholders through share repurchases and dividend payments, while still ending the year with cash balances in excess of $542 million.

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Strategic acquisitions - In late 2012, we acquired Traficon International NV, a leading provider of intelligent traffic solutions, and Lorex Technology, Inc., a leader in the do-it-yourself security market. These two transactions performed very well in 2013, both from a profit contribution and revenue growth standpoint, and we expect further strong performance from these acquisitions going forward. In addition, during 2013 we acquired an optical fabrication business that substantially lowered our cost for small thermal optics utilized in our Lepton® camera core and added meaningfully to our intellectual property portfolio.

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Return of capital - We continued to return capital to shareholders both directly and indirectly. We repurchased 6 million shares of our Common Stock at an average price of $27.07 per share, and paid Common Stock dividends of $51 million. During 2013, these initiatives improved our total shareholder return by 5%, and improved our return on equity by 1%. Since inception, our share repurchase program has returned over $930 million of capital to shareholders and has generated an internal rate of return of 17% as of December 31, 2013.

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Business realignment - We announced a significant business realignment in 2013 to further enhance operating efficiency, profitability, and internal execution. This realignment included the closure of six not-to-scale operations globally as well as the consolidation of our optics and laser businesses. When fully implemented in late 2014, savings from these actions is expected to exceed $20 million on an annualized basis.

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Management Transition - In May, 2013, our longstanding chief executive officer, Earl Lewis, retired after 12 ½ years. In a planned transition, Andrew Teich, a 29-year Company veteran, was appointed chief executive officer. Mr. Lewis has agreed to remain Non-Executive Chairman of our Board of Directors (the "Non-Executive Chairman") and will serve the company in a consultant capacity through May 2015. Mr. Teich’s selection was the culmination of an intensive multi-year process led by a sub-committee of the Board that included substantial development and evaluation of several qualified candidates.

2013 Executive Compensation Actions
Significant compensation decisions during 2013 centered on the leadership transition referenced above. To reflect his promotion to chief executive officer, Mr. Teich’s long-term incentive compensation was adjusted from $0.9 million to $2.2 million, excluding our 2012 TSR Program, while two of our NEOs received grants of restricted stock valued at $1.7 million each for retention purposes. These grants were intended to provide for management continuity and engagement during the leadership transition period. Based upon information provided by our compensation consultant, the Compensation Committee approved a final CEO-level equity grant for Mr. Lewis valued at $2.7 million. The combination of these specifically targeted equity awards resulted in higher than usual equity compensation expense granted in 2013 and also caused us to issue a larger number of shares than typical from our 2011 Stock Incentive Plan. For example, in 2012 we issued 1.3 million shares under the plan, excluding the TSR grants described in the Compensation Discussion and Analysis included in the Proxy Statement for our 2013 Annual Meeting of Stockholders, 23% fewer than we issued in 2013.

In addition to Mr. Lewis' Non-Executive Chairman role, he also entered into a consulting relationship as a special advisor to the Company which is further described on page 21. Mr. Lewis is expected to be in this special advisory role for a period of two years. According to his agreement, for the first 12 months his cash compensation will be $900,000 and for the second 12 months his cash compensation will be reduced to $450,000. This compensation is in addition to the $100,000 annual retainer and other Board fees he will receive as the Non-Executive Chairman. The consulting arrangement allowed continued access to Mr. Lewis’ expertise and institutional knowledge during and after the management transition, thus assuring continuity of leadership and further support to the Company through the transition process.
As discussed in last year's Compensation Discussion and Analysis, in 2012 we introduced a new approach to our long-term incentive program (“LTIP”), consisting of stock options to reinforce the focus on stock price appreciation, restricted stock units (RSUs) to support long-term ownership and retention, and a relative total shareholder return performance share program (“TSR Program”) with a three-year performance period designed to directly link the earning of LTIP compensation to sustained superior long-term stock price performance in excess of the performance of the S&P 500. The TSR Program provides incremental LTIP value above an annual market median core grant of stock options and RSUs to the NEOs only if our Common Stock substantially outperforms the S&P 500 over the performance period. If the growth in our stock price does not significantly outperform the S&P 500, all or a significant portion of the compensation related to the TSR Program reported in the 2013 Summary Compensation Table will not vest, the underlying shares will not be issued, and no value will accrue to the NEOs.
As with many similar programs, our TSR Program was front loaded in 2012, reflecting at target the difference between the 50th and the 75th percentile market long-term incentive value for the next three years. Since the TSR Program was front loaded in 2012, we did not grant additional awards under the TSR Program in 2013, nor do we expect to in 2014.
As of December 31, 2013, in the twenty months since the commencement of the TSR Program, FLIR's total shareholder return was 25.5% compared with the total return of 30.4% for the S&P 500, each as determined in accordance with the TSR Program. This means that to achieve target vesting, FLIR must outperform the S&P 500 by 38% for the remainder of the performance period. Additionally, if FLIR does not outperform the S&P 500 over the three-year performance period of the TSR Program, $0.5 million of Mr. Teich's and $2.6 million of our other NEOs' reported 2012 Stock Awards value in the 2013 Summary Compensation Table will be forfeited.
Our annual incentive plan (“AIP”) payments for 2013 were 42% below target due to underperformance relative to the earnings per share component of the plan, partly offset by the outperformance relative to the cash flow from operations component of the plan. In total, the annual incentive plan funded at 58% of target, which compared to target compensation, reduced our NEOs pay by an aggregate of $1.2 million. Over the past three years, payout under our AIPs has averaged 36% of target, reflecting our failure to meet the targets the Compensation Committee set out for us to achieve.
The Compensation Committee annually reviews all elements of compensation for our NEOs and makes modifications as needed to remain competitive, fair, reasonable and consistent with the financial objectives of the Company. We expect to make changes to our NEO compensation plans and practices when appropriate based on evolving market practices, changes in Company strategy or financial performance, and changes in accounting and tax rules.

Forfeiture of Pay, At-Risk Compensation and TSR Program

As a result of our ongoing practice of making elements of our long-term incentive pay performance based over multi-year periods and specific rules related to disclosure of certain other pay elements in the 2013 Summary Compensation Table, we believe the following summary is important for a reader to understand the impact of our recent performance on our NEOs' actual compensation.

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Forfeiture of payments under the 2013 AIP - We did not achieve the levels of performance required for full payments under our 2013 AIP. The value forfeited versus target for all NEOs totaled $1.2 million. This is in addition to the $2.3 million forfeited under our 2012 AIP and $1.0 million forfeited under our 2011 AIP.

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Forfeiture of performance-based RSUs - During 2013, 2012 and 2011 we did not achieve levels of EPS required to vest performance-based RSUs granted in 2011. The value forfeited for all NEOs as a result of 2013, 2012 and 2011 performance totaled $1.7 million as measured by the aggregate grant date fair value. The initial grant values were reported in the 2011 Summary Compensation Table, but the forfeitures as a result of our performance were not reflected in the compensation reported for 2013, 2012 and 2011 in the 2013 Summary Compensation Table.

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2012 TSR Program - The grant date fair value of the entire 2012 TSR Program described above is reflected in the 2012 Stock Awards column of the 2013 Summary Compensation Table, even though the program is specifically designed to measure our performance over a three-year time horizon, and no payouts, vesting or any other value realization event can occur unless both (a) we outperform the S&P 500 during the three year period of the program and (b) three years have elapsed from the grant date. In respect of Mr. Teich, our CEO, $0.5 million, or 50% of the amount reported in the 2012 Stock Awards column of the 2013 Summary Compensation Table is from the TSR Program. The shares underlying the calculation of this amount will only vest to the extent that FLIR outperforms the S&P 500 by 33 1/3 percentage points for the three year period of the program. As of December 31, 2013, FLIR had underperformed the S&P 500 since the inception of the TSR Program by approximately 5%, meaning we will need to outperform the S&P 500 by 38% from the end of 2013 through the end of the program for the shares underlying these grants to vest. In the event these shares do not vest, the forfeiture would not be captured as a reduction in the Summary Compensation Table in any year.

Alignment between Strategy, Results and Executive Compensation
Our approach to executive compensation is to pay for performance – that is, our NEOs' total compensation should rise or fall based on Company and individual performance. This has been the case in each of the past three years. Since we have not performed at expected levels, our NEOs have received, on average, only 36% of their target levels of annual incentive and have forfeited $4.3 million in compensation versus target over the three year period. The NEOs have also forfeited over $2.5 million in performance based long-term incentive compensation. In addition, the performance required for achieving targeted levels of vesting in the TSR Program is now extremely challenging to achieve. In 2013, our long-term incentive compensation, the actual value of which is directly correlated with the performance of our stock price, comprised 63% of total target compensation (“TTC”) for Mr. Teich and, on average, 71% for our other NEOs. TTC is defined as the sum of base salary, target annual incentive compensation and target long-term incentive compensation.
Our AIP is designed to reflect annual financial performance as measured by growth in EPS, the ratio of cash flow from operations to net income and a discretionary metric based on our sales order bookings and backlog of orders, thereby complementing our longer-term, share value based LTIP. In each of the past three years, our annual performance did not meet the thresholds set for full payout. The payouts received by our NEOs for 2013, 2012 and 2011 were 58%, 0% and 53%, respectively. In 2013, our annual incentive plan targets, comprised 20% of TTC for Mr. Teich and, on average, 13% for our other NEOs.
In 2013, base salary accounted for 17% of TTC for Mr. Teich and, on average, 16% for our other NEOs. This means our NEOs, on average, have 83% of their TTC opportunity tied to annual and long-term incentive compensation.
This strong link between pay and performance is highlighted in our "Annual Incentive Plan" and "Long-Term Incentive Program" descriptions in the "Compensation Design and Elements of Compensation" section below.

CEO Target Compensation versus Realized/Realizable Compensation
The chart below compares our CEO's target compensation for each of the past three years to the actual value of the compensation realized or still realizable based on our stock price on December 31, 2013 and the achievement of performance goals established under our AIP and our LTIP. As a result of our significant emphasis on incentive-based compensation, the realized and still realizable pay for our CEO has declined from the originally targeted value by 2% for 2013, 40% for 2012, and 56% for 2011.
Specifically, for 2013 our CEO's target AIP was $675,000; however, based on our performance, he received a payout of $388,125. The LTIP granted in 2013 at its target value was approximately $2,208,000; and, based on our stock price on December 31, 2013, the intrinsic value of the grants was approximately $2,432,000. Therefore, the decrease in total value from what was originally targeted for our CEO's compensation in 2013 was approximately $63,000. Correspondingly, the decreases in total value for 2012 and 2011 were approximately $1,064,000 and $953,000, respectively.

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The information in the Target Delivery columns reflect 2011, 2012 and 2013 base salaries as reported in the 2013 Summary Compensation Table, target annual incentives and stock option compensation as set out in the 2011, 2012 and 2013 Grants of Plan-Based Awards Tables and the grant date target value of time-based, performance-based, and market-based restricted stock units ("RSUs"). The grant date target value in the above chart is defined as the market price of our Common Stock on the grant date times the number of RSUs.

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The information in the Compensation Value as of December 31, 2013 columns reflect base salaries and actual annual incentive compensation as set out in the 2013 Summary Compensation Table on page 24, the intrinsic value of outstanding stock options (the difference between the option exercise price and the market price of our Common Stock on December 31, 2013, $30.10 per share), the intrinsic value of time-based RSUs as of December 31, 2013, and the intrinsic value of performance-based and market-based RSUs still outstanding and eligible to be earned as of December 31, 2013. For the performance-based RSUs granted in 2011, all were forfeited based on the Company's 2011, 2012 and 2013 performance and are excluded from this column. For the market-based RSUs granted in 2012, the interim measurement of the performance as of December 31, 2013 indicates no payout.

•	RSUs that vested during the period are reflected based on the value realized at the time of vesting.

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The decreases in value illustrated in the chart reflect the change in value of compensation delivered each year between the time of delivery or grant date and December 31, 2013. For all three years, the actual annual incentive compensation earned was less than target. For 2011, the decrease in long-term equity incentives is due to the decline in FLIR's stock price and the forfeiture of the 2011 performance-based RSUs. For 2012, the decrease in long-term equity incentives was due to the interim measurement of the 2012 TSR Program RSUs as of December 31, 2013.

As reflected in the foregoing table, unless the efforts of the Company translate into sustained long-term value creation for our shareholders, the CEO will not be able to fully realize the intended economic benefits of the equity awards granted to him.

“Say on Pay” Vote
The Compensation Committee seeks to align the objectives of the Company’s executive compensation program with the interests of our shareholders. In that respect, as part of its on-going review of the NEOs’ compensation programs, the Compensation Committee considered the approval by approximately 97% of the votes cast for our “say on pay” vote at our 2011 annual meeting of shareholders and determined that the NEO compensation philosophy and compensation elements continued to be appropriate and did not make any changes to the NEO compensation program in response to such shareholder vote.
Philosophy and Objectives of Compensation Programs
General Philosophy
We believe the total compensation of our NEOs should support the following objectives:

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To attract and retain NEOs with the skills, experience and motivation to enable the Company to achieve its stated objectives. This means that the Company provides an opportunity for NEOs to earn above average compensation for delivering consistently superior results;

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To provide a mix of current, short-term and long-term compensation to achieve a balance between current income and long-term incentive opportunity and promote focus on both annual and multi-year business objectives. This means that NEOs have a higher percentage of their total pay opportunity tied to performance-based (versus fixed) and long-term (versus short-term) pay;

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To align total compensation with the performance commitments we make to our shareholders, including, long-term growth in revenue and EPS. This means that benefits to our NEOs from both our short-term and long-term incentive programs are heavily influenced by our achieving EPS and revenue growth;

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To allow NEOs who demonstrate consistent performance over a multi-year period to earn above-average compensation when FLIR achieves above-average long-term performance. This means that our compensation program for NEOs has a high degree of variability—significant upside for performance that exceeds goals, with commensurate risk when performance falls short of goals;

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Is affordable and appropriate in light of the Company’s size, strategy and anticipated performance. This means that while the Compensation Committee considers competitive practices in its decision-making, it places significant emphasis on the Company’s specific strategy, financial situation and performance in the ultimate determination of compensation decisions; and

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Is straightforward and transparent in its design, so that shareholders and other interested parties can clearly understand all elements of our compensation plans, individually and in the aggregate. This means generally limiting the number of compensation elements, types of compensation, perquisites and post-employment benefits while still remaining competitive in our compensation practices.

Annual Process for Determining NEO Compensation
We evaluate our compensation plans and programs annually. In the case of establishing our 2013 compensation, the Compensation Committee retained Aon Hewitt's technology compensation consulting group, Radford (“Radford”). Radford has been retained by the Compensation Committee since 2011 as its independent compensation consultant. In October 2012, Radford provided an executive compensation overview presentation to the Compensation Committee. The presentation contained a competitive pay analysis based on a methodology that included a review of peer group data, and evaluated the three major components of our executive compensation program - base salary, annual incentive, and long-term incentive, as well as the impact of FLIR’s financial performance on executive compensation. This data was then integrated with other considerations such as relative compensation among the NEOs, overall Company performance in both absolute terms and relative to the peer group, and the results achieved by each individual NEO during the previous year. In February 2013, with the assistance of our human resources team, our Former CEO then made recommendations regarding base salary and target levels of annual incentive and long-term incentive compensation for each NEO (other than himself) to the Compensation Committee for its review and approval. The Compensation Committee independently reviewed the peer group data relating to chief executive officer compensation, the overall Company performance and the performance of our Former CEO to determine his base salary and target levels of annual incentive and long-term incentive compensation. Concurrently, our human resources team, CFO and Former CEO developed and recommended performance targets for the AIP to the Compensation Committee for its review and approval. The criteria for establishing these metrics included our anticipated financial performance for the year as measured by our internal budget, our long-term performance outlook as communicated to our shareholders, the Company’s recent and anticipated financial results, and consistency with historical practice. At the time of Mr. Teich's promotion to chief executive officer, the Compensation Committee reviewed and adjusted his compensation to be commensurate with his new position. The Compensation Committee utilized the same competitive pay analysis as was used for our Former CEO earlier in the year.

We currently use the same metrics and similar plan design elements for the AIP compensation offered to our NEOs as those we use for the rest of our employees. While the amount of compensation that is at risk for performance varies among employee groups, all of our annual incentive pools are determined based on achievement of a target level of EPS, operating cash flow versus net income and a discretionary metric based on our sales order bookings and backlog of orders. We believe EPS (and its annual growth rate), cash flow and sales order bookings and backlog of orders, are important performance metrics for our shareholders. For our 2013 AIP, EPS was weighted at 60%, cash flow at 25%, and the discretionary metric at 15%. We believe that the use of these key metrics in the AIP is aligned with market practice (as discussed on page 19).
Our LTIP compensation vehicles have varied historically. In 2013, the LTIP compensation vehicles granted to the NEOs consisted of time-based stock options and time-based RSUs (as discussed on page 20).
We believe this approach to short-term and long-term compensation offers appropriate incentives to our NEOs who are most able to impact long-term success, while aligning the objectives of all of our employees with those of our shareholders. The Compensation Committee periodically reviews this approach to evaluate whether it remains consistent with the interests of our shareholders.
Defining the Market—Benchmarking
Management, in collaboration with the Compensation Committee and our compensation consultant, reviews the group of comparison companies that we benchmark our NEO compensation against (the “Peer Group”). Since there are no public companies directly comparable to FLIR, the Peer Group consisted of United States-based publicly-traded companies of similar size (based on revenues, employee size and market capitalization) and in the test and measurement and sensor systems industries. The Compensation Committee and Radford also quantitatively evaluated each comparison company based on their business focus and corporate strategy and ultimately select companies most similar to FLIR with regards to business focus and financial profile.
Based on the Compensation Committee's review of our Peer Group in September 2012, it determined that no updates to the Peer Group were necessary.
The 2013 Peer Group was as follows: (1) Bio-Rad Laboratories, (2) Curtiss Wright, (3) ESCO Technologies, (4) Esterline Technologies, (5) JDS Uniphase, (6) KLA-Tencor, (7) Lam Research, (8) MKS Instruments, (9) Moog (10) Novellus Systems, (11) Perkin Elmer, Inc., (12) Rockwell Collins, (13) Rofin-Sinar Technologies, Inc., (14) Roper Industries, Inc., (15) Teledyne Technologies, (16) Teradyne, (17) Trimble Navigation, (18) Waters, and (19) Woodward. Based on data compiled by Radford and available at the time of the benchmarking, the Company was below the median of the Peer Group based on employee size (20th percentile), below the median of the Peer Group based on trailing 12 month revenues (20th percentile), above the Peer Group median based on trailing 12 month net income (74th percentile), and above the Peer Group median with respect to market capitalization (63rd percentile).

Over the five year period ending December 31, 2013, FLIR has underperformed both the S&P 500 and the Peer Group in total shareholder return ("TSR"), as reflected in the following graph. At December 31, 2013, the closing price of our Common Stock was $30.10.

Total Shareholder Return - 5 Year
$300
$200
$100
$0
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
YE 2013
FLIR
S&P 500
Peer Group

Since we place significant emphasis on pay-for-performance in our executive compensation programs, we believe the fact that our NEOs received only 58% of their AIP targets for 2013 and they forfeited the performance-based RSUs granted in 2011 that were based on our 2013 performance is aligned with the fact that our TSR performance was below that of our Peer Group and the S&P 500.
Compensation Design and Elements of Compensation
We have designed our compensation plans to reward achievement of superior financial results, as measured primarily by growth in EPS both annually and over multi-year periods. If we meet the objectives we have set for the Company, which reflect superior results compared to the market and our Peer Group, our NEOs will earn above-average compensation. Failure to achieve targeted results will significantly reduce total compensation, since a significant portion of our NEOs’ pay is in the form of (i) short-term incentives that are based on achieving a target growth in EPS, our ratio of cash flow from operations versus net income and growth in sales order bookings and (ii) long-term incentives in the form of performance-based RSUs that are based on achieving TSR in excess of the S&P 500. We believe this pay-for-performance philosophy motivates our NEOs to be aligned with the Company’s objectives, and helps attract and retain the talent needed to meet its goals.
Base Salary
Key considerations in establishing base salary levels include the overall level of responsibility a given NEO has, the importance of his role, and the experience, expertise and specific performance of the individual. In general, we compare the base salaries of our NEOs against the 50th percentile of the Peer Group. For newly-promoted NEOs, we expect the base salaries to be between the 25th and 50th percentiles. We consider current base salary levels for each of our NEOs to be consistent with these criteria and, absent any changes in responsibilities, that the individuals would expect increases in base salary to be in line with the market for such positions in the future. The base salary of our CEO, Mr. Teich, is contractually established in his employment agreements at $675,000, effective May 2013. Due to Mr. Teich's promotion to chief executive officer in May 2013, he received a promotional increase to his base salary of 52% that places his base salary within our target range for a newly promoted chief executive officer. Due to the promotion in May 2013 of Mr. Surran to President of our Commercial Systems division, he received a promotional increase to his base salary of 36% resulting in a new base salary of $400,000. This places his new base salary within our target range for a newly promoted NEO. All other NEOs’ base salaries are determined annually by the Compensation Committee in consultation with our chief executive officer. In 2013, these recommendations were derived principally from information and analysis provided by Radford and augmented by internal analysis by the Compensation Committee resulting in 3% increases for each of the other NEOs. Our Former CEO declined an increase in base salary for 2013.
Annual Incentive Plan
We have an annual incentive plan that covers virtually all United States employees that are not eligible for sales incentives and all employees outside of the United States that are not eligible for sales incentives, profit sharing or other individual incentives. For our NEOs, this program awards annual cash incentive compensation based upon achievement against pre-established targets.
The 2013 AIP funding was based on achievement of reported EPS, our ratio of cash flow from operations to net income and a discretionary metric based on our sales order bookings and backlog of orders, which were the same for our NEOs and all other employees. For the Company, growth in EPS, cash flow from operations and sales order bookings are critical performance measures. We believe that aligning our NEOs’ non-equity incentive awards with these measures is a simple and easy to understand approach that is aligned with our shareholders’ interests. The Annual Incentive Plan was designed so that if the Company achieves the EPS, operating cash flow and discretionary targets, the AIP pool would equal 100% of the target incentive awards for all NEOs. Each metric is measured separately and they are weighted as follows: EPS - 60%, cash flow from operation - 25%, and discretionary - 15%. For the EPS metric, with each $0.01 variance above or below the target EPS, the AIP pool for NEOs was increased or decreased by 5%. The EPS target for 2013 was $1.65, representing a 14% increase over our EPS of $1.45 in 2012. For the cash flow from operations metric, we calculated the ratio of cash flow from operations to net income. Our target was set so that for cash from operations equal to 115% of net income, this metric would fund at 100%. For each 1% variance above or below 100%, the funding for this metric was increased or decreased by 6.67%. The discretionary metric funding was based on our sales order bookings and backlog in relation to our internal budget. This metric was evaluated by the Compensation Committee in its sole discretion. The target award levels for each NEO approximate the 50th percentile of comparable individuals in the Peer Group. The new target award for Mr. Teich was increased due to his promotion from 80% to 100% of his base salary and places his target award near the 25th percentile for chief executive officers in the Peer Group. Our Former CEO had an AIP target of 110% of his base salary. The new target award for Mr. Surran was increased due to his promotion from 50% to 80% of his base salary and places his target award near the 50th percentile for comparable peers in our Peer Group. Target awards for our other NEOs were unchanged and ranged from 65% to 80% of base salary. The Compensation Committee also reduced the threshold payout possible from 50% of target to 5% of target. Instead of having a cliff where the potential payout dropped from 50% to zero, the payouts possible continued to ratably decline to a minimum of 5%. Based on our performance and our compensation objectives, the Compensation Committee determined that these new target award levels were appropriate. While we compared our specific AIP targets against the Peer Group on a position by position basis, we also evaluated the overall mix of base salaries, short-term and long-term incentive compensation using the Peer Group data as a guide.
2013 Annual Incentive Plan Matrix

	Below Threshold	Threshold	Target	Maximum	Actual	Payout	Weighting	Weighted Payout
EPS	$1.45 or Below	$1.46	$1.65	$1.85	$1.37	0%	60%	0%
Cash Flow from Operations	100% or Below	101%	115%	130%	201%	200%	25%	50%
Discretionary	0% or Below	1%	100%	200%	50%	50%	15%	8%
Annual Incentive Payout	No payout	5% of target	100% of target	200% of target				58% of target
For 2013, FLIR’s reported EPS was $1.22. The Compensation Committee determined that pre-tax restructuring expenses of $27.5 million and pre-tax executive retirement expenses related to Mr. Lewis' retirement of $3.5 million should be excluded from the calculation resulting in an adjusted EPS of $1.37. The adjusted EPS of $1.37 was still below our established threshold, resulting in no payout for this metric. Our cash flow from operations was $355 million and our net income was $177 million resulting in a ratio of 201%. For our discretionary metric, we had total bookings of $1.47 billion versus our internal budget of $1.62 billion. We achieved 91% of our goal and the Compensation Committee assessed this metric at 50% of target.
The NEOs’ incentive payments and the non-executive employee pools have fluctuated from year to year in relation to our performance relative to our targets. The chart below details the past five years of AIP targets, actual results and payouts as a percentage of the target awards. The AIP results illustrate our pay-for-performance philosophy.

Annual Incentive Plan Historical Targets and Results

Year	EPS		Revenue (in millions)		Cash Flow from Operations to Net Income		Discretionary
	Target	Actual (1)	Target	Actual	Target	Actual	Target	Actual	Payout as Percent of Target
2009	1.54	1.50	n/a	n/a	n/a	n/a	n/a	n/a	72%
2010	1.60	1.54	$1,262	$1,388	n/a	n/a	n/a	n/a	125%
2011	1.69	1.55	1,593	1,544	n/a	n/a	n/a	n/a	53%
2012	1.65	1.45	1,600	1,405	n/a	n/a	n/a	n/a	—%
2013	1.65	1.37	n/a	n/a	115%	201%	100%	50%	58%
_______________

(1)
The 2009 Actual EPS of $1.45 was adjusted to $1.50 to exclude pre-tax legal expenses of $13.5 million. The 2011 Actual EPS of $1.38 was adjusted to $1.55 to exclude a pre-tax legal settlement expense of $39 million. The 2013 Actual EPS of $1.22 was adjusted to $1.37 to exclude $27.5 million of pre-tax restructuring expenses and $3.5 million of pre-tax executive retirement expenses related to Mr. Lewis' retirement.

Long-Term Incentive Program
We believe sustained long-term growth in our share price, achieved through growing revenue and EPS, is the primary responsibility of our NEOs. Long-term incentives in the form of stock options, time-based RSUs, performance-based RSUs or other equity instruments are considered by the Compensation Committee to be an appropriate way to link the interests of management and shareholders, and to incent management to achieve this objective. Therefore, we have consistently used such instruments as an integral part of our compensation programs, and the largest single component of each NEO’s TTC. Over the past several years, it has been our practice to issue stock-based compensation annually following our annual meeting of shareholders. Pursuant to the Compensation Committee Charter and the Equity Granting Policy, we expect to continue to make annual grants in the future.
We generally issue our annual grant each year at the end of April or early May. These grants have a targeted value that is benchmarked against the 50th percentile of the Peer Group. For the NEOs who were executive officers of the Company at the time of the annual grant, the value was allocated as follows: 50% time-based RSUs and 50% stock options. For Mr. Surran, who was not yet appointed as an executive officer of the Company at the time of the annual grant, the value of his grant was allocated as follows: 75% time-based RSUs and 25% stock options. The stock options and RSUs granted in 2013 vest at the rate of one third per year, subject to the executive's continued service on the applicable vesting date. Due to the transition of our chief executive officer role in 2013, the Board approved additional retention grants for Messrs. Sundermeier and Trunzo. These retention grants are time-based RSUs that cliff vest on December 31, 2014. The purpose of these grants was to provide for continuity of the management team and a smooth transition for our newly appointed chief executive officer. Due to Mr. Teich's promotion to chief executive officer, his 2013 grant was increased to an appropriate chief executive officer level commensurate with his new role. Mr. Surran also received a promotional grant in July 2013 that was allocated 50% time-based RSUs and 50% time-based options.
During 2013, the third tranche of the performance-based RSUs granted in 2011 were forfeited based on our EPS performance during 2013. The following table reflects the number of equity instruments forfeited and their respective dollar values at the time of grant. The fact that the NEOs do not receive full vesting when our performance does not meet the established thresholds illustrates our pay-for-performance philosophy. Based on 2013 performance, our NEOs forfeited an aggregate of 16,304 performance-based RSUs, representing an aggregate grant date fair value of $562,492.

Forfeiture of 2011 Performance-Based RSUs

	2011 Performance-Based RSUs Forfeited Based on 2013 Performance (1)	Value at Grant
Earl R. Lewis	7,477	$257,957
Andrew C. Teich	2,244	77,419
Anthony L. Trunzo	2,244	77,419
William A. Sundermeier	2,244	77,419
Thomas A. Surran	598	20,631
William W. Davis	1,497	51,647
TOTAL	16,304	$562,492
_______________

(1)	Performance-based RSUs were granted on May 3, 2011. By not achieving our 2013 performance threshold of EPS of $2.24, these performance-based RSUs were forfeited.
Perquisites and Other Benefits
In general, we minimize the value and number of perquisites provided to our NEOs. We believe this makes our overall compensation program simpler, easier to understand, and more transparent to stakeholders. The primary perquisite for our NEOs is an automobile allowance. In addition, our NEOs have supplemental life insurance benefits beyond those provided to other United States-based employees. Our standard life insurance benefit is equal to two times an employee’s annual salary up to a maximum benefit of $500,000. The NEOs supplemental life insurance benefit provides three times the NEO’s salary, up to a maximum benefit of $1,200,000. The values of all perquisites for our NEOs are included in the 2013 All Other Compensation Table on page 25.
Our NEOs are also eligible to participate in our other benefit plans on the same terms as other employees. These plans include health plans, disability plans, retirement plans and an employee stock purchase plan.
Supplemental Executive Retirement Plan
In January 2001, we implemented a SERP for certain executives then employed by FLIR in the United States. This plan was implemented as an important retention tool at a time of uncertainty in the Company. Since the SERP’s inception, no additional participants have been added, and we do not intend to add participants in the future. Messrs. Sundermeier and Teich are the only participants in the SERP. Due to Mr. Lewis' retirement in the first half of 2013, his retirement account was distributed to him before the end of 2013.
Non-Qualified Deferred Compensation Plans
In early 2008, we implemented a non-qualified deferred compensation (“NQDC”) plan and a stock deferral plan. Participation by our employees, including our NEOs, is optional. The NQDC plan provides an additional pre-tax savings vehicle for our more highly compensated United States-based employees whose retirement savings opportunity is limited under our 401(k) plan. The stock deferral plan allows eligible employees to defer the receipt of vested RSUs. The NQDC and stock deferral plans are available to all our United States-based employees earning over a specified annual salary. The NQDC plan does not allow for Company contributions to be made to the plan on behalf of any employee, including the NEOs. See page 32 for additional details.

Employment Agreements
Messrs. Teich, Trunzo and Sundermeier have employment agreements, effective May 19, 2013, approved by the Compensation Committee that establish base salary levels and provide for annual incentive and long-term incentive awards under our approved plans (i.e., AIP and LTIP). The agreements are for an initial term through December 31, 2014 and automatically renew for additional one-year successive periods unless either the Company or the executive provides a notice of non-renewal at least 60 days in advance of the expiration of the current term. The terms and conditions of the agreements were modeled after Mr. Lewis' employment agreement. In addition, the agreements include provisions regarding various termination scenarios which are described in the Potential Payments Upon Termination or Change of Control section beginning on page 33.
In addition to serving as the Non-Executive Chairman, Mr. Lewis also serves as a senior advisor to the Board and Mr. Teich. He has a consulting agreement with the Company for a period of two years from his retirement date which establishes his compensation and his responsibilities. Based, in part, on advice from Radford, the Compensation Committee determined an appropriate level of compensation for Mr. Lewis considering his years of experience directly related to our industry. Under the agreement, Mr. Lewis will provide an effective transition of his executive responsibilities to Mr. Teich. He will also advise both the Board and the Company's executive management on strategy, mergers and acquisitions, organizational considerations and other matters specified by the Board.
Post-Termination Elements of Compensation
Severance
Messrs. Teich, Trunzo and Sundermeier have severance provisions included in their employment agreements. We do not have any formal severance arrangements with Messrs. Surran or Davis; however, in the past we have provided severance on a case by case basis in situations where a termination was not for cause, and such payment was deemed to be appropriate and in the best interests of the Company. We are likely to continue doing so in the future.
Change of Control Agreements
We consider a sound and vital management team to be essential in protecting and enhancing the best interests of the Company and our shareholders. To this end, we recognize that the possibility of a change of control could arise and that such possibility may result in the departure or distraction of management to the detriment of the Company and our shareholders. In order to encourage the continued attention and dedication of our NEOs to their assigned duties without distraction in circumstances arising from the possibility of a change of control of the Company, we have had change of control agreements in place for our NEOs since 2006.
The terms and value of these severance and change of control termination benefits are further described starting on page 33.
Compensation Committee Governance
Compensation Committee Members and Compensation Committee Charter
Our NEO compensation policies are established, reviewed and approved by the Compensation Committee of the Board of Directors. The Compensation Committee is composed of three non-employee directors—Angus L. Macdonald (Chair), William W. Crouch and Michael T. Smith—all of whom have been determined by the Board to be “independent” as defined by the Board’s Corporate Governance Principles and applicable SEC and NASDAQ rules. The members of the Compensation Committee, in aggregate, have significant experience in executive positions including management, talent development, finance, and accounting, and have been involved in executive compensation matters in their respective careers. See pages 2-5 in this Proxy Statement for a more detailed biography for each of our directors. In accordance with its Charter, the Board’s Corporate Governance Committee annually reviews the operation, structure, and membership of all committees, including the Compensation Committee.

The Compensation Committee has primary responsibility for all matters relating to the compensation of our NEOs, as well as certain compensation elements for other employees. “Compensation” for this purpose means all forms of remuneration including, without limitation, salaries, bonuses, annual and long-term incentive compensation, equity-based compensation, retirement benefits, severance pay and benefits, fringe benefits and perquisites, and compensation and benefits in the event of a change of control of the Company. The Compensation Committee, in its discretion, may retain the services of outside consultants to assist it in compensation matters. The Compensation Committee is governed by a charter adopted by the Board, which can be found at www.flir.com/investor. The Corporate Governance Committee of the Board annually considers and makes recommendations, as appropriate, to the Board regarding the content of all Board committee charters, including the Compensation Committee’s charter. The Compensation Committee charter was most recently updated in July 2013.
Compensation Consultant
The Compensation Committee has from time to time engaged professional compensation consultants to advise the Compensation Committee on our executive compensation programs and policies. As indicated earlier, the Compensation Committee engaged Radford to conduct a competitive analysis of our executive compensation levels in late 2012, and utilized that analysis as part of its determination of executive compensation levels for 2013. The Compensation Committee and the Corporate Governance Committee intend to continue using compensation consultants in the future, but not necessarily on an annual basis. Decisions as to whether the use of a consultant is appropriate for any annual period will be determined by the respective committees based on considerations including length of time since the last engagement of a consultant and changes in factors affecting executive compensation at the Company or in the market at large.

Role of Executives in Establishing Compensation
Our CFO and Vice President of Global Human Resources have participated in the development of certain NEO compensation programs, particularly the AIP and the LTIP described above. Once formulated, these programs are reviewed by our CEO and other individuals whose counsel may be sought from time to time and submitted to the Compensation Committee for its review and approval. The Committee considers these recommendations in its decision process, but they are not necessarily determinative. As noted previously, with the assistance of our human resources team, our CEO makes recommendations regarding base salary and target levels of the AIP and LTIP compensation for each NEO (other than himself) to the Compensation Committee. Our human resources team, CFO and CEO also recommend to the Compensation Committee the performance targets under the AIP and LTIP, if applicable. From time to time, certain individuals including our CEO, CFO and Vice President of Global Human Resources are invited to attend meetings of the Compensation Committee. A person, who may be a member of the Company’s management, will be designated by the Compensation Committee Chairman to act as Secretary to the Compensation Committee. During 2013, the Company’s Senior Vice President, General Counsel and Secretary served in this capacity. While these individuals may be asked to provide input and perspective, only Compensation Committee members vote on NEO compensation matters. Our Vice President of Global Human Resources is responsible for the implementation, execution and operation of our compensation programs, as directed by the CEO and the Compensation Committee.
Stock Ownership/Retention Requirements/Insider Trading Policy
We impose stock ownership requirements on our NEOs. The Corporate Governance Principles require our CEO to hold shares of Common Stock, time-based RSUs, performance-based RSUs (valued at the target performance level) or in-the-money stock options valued in an amount equal to no less than three year’s base salary. Our other NEOs are required to hold equity valued in an amount equal to no less than one year’s base salary. The Corporate Governance Principles are reviewed annually by the Corporate Governance Committee of the Board. As of the date of this Proxy Statement, all NEOs are in compliance with these requirements. In addition, the Company's insider trading policy prohibits our executive officers and directors from pledging our securities or engaging in hedging transactions with respect to our securities.
Impact of Tax and Accounting on Compensation Decisions
As a general matter, the Compensation Committee takes into account the various tax and accounting implications of the compensation vehicles employed by the Company.
When determining the amounts of long-term incentive compensation for NEOs and employees, the Compensation Committee examines the accounting cost associated with the grants. Grants of stock options, RSUs and other share-based payments result in an accounting expense for the Company. The accounting expense is equal to the fair value of the instruments being issued. For time-based and performance-based RSUs, the expense is equal to the fair value of a share of Common Stock on the date of grant times the number of units granted. For market-based RSUs, the expense is equal to the grant date fair value of the RSU based on the probable satisfaction of the market condition times the number of units granted. For stock options, the expense is equal to the fair value of the option on the date of grant using a Black-Scholes option pricing model times the number of stock options granted. The expenses are amortized over the vesting period.
Section 162(m) of the United States Internal Revenue Code ("Section 162(m)") generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1,000,000 in any taxable year to “covered employees” within the meaning of Section 162(m). Exceptions are made for qualified performance-based compensation, among other things. It is the Compensation Committee’s policy to maximize the effectiveness of our NEO compensation plans in this regard. However, the Compensation Committee believes that compensation and benefits decisions should be primarily driven by the needs of the business, rather than by tax policy. Therefore, the Compensation Committee may make decisions that result in compensation expense that is not fully deductible under Section 162(m).
COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis with FLIR’s management and, based on our review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

THE COMPENSATION COMMITTEE
Angus L. Macdonald, Chair
William W. Crouch
Michael T. Smith

COMPENSATION OF EXECUTIVE OFFICERS
2013 Summary Compensation Table
The following table summarizes compensation for our Former CEO, CEO, CFO and our three other NEOs for the years ended December 31, 2013, 2012 and 2011.

		Salary	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)

Earl R. Lewis (6)	2013	$538,462	$1,368,900	$1,349,755	$212,151	$—	$703,516	$4,172,784
President and	2012	870,192	2,649,950	1,120,560	—	539,516	34,411	5,214,629
Chief Executive Officer	2011	849,039	1,547,670	1,535,919	448,375	1,810,116	39,493	6,230,612

Andrew C. Teich	2013	577,692	1,090,440	1,075,085	388,125	—	30,156	3,161,498
President and	2012	445,000	945,940	473,280	—	309,155	30,975	2,204,350
Chief Executive Officer	2011	428,846	464,370	460,416	158,778	755,442	28,762	2,296,614

Anthony L. Trunzo	2013	450,385	2,224,346	506,990	211,140	n/a	23,976	3,416,837
Senior Vice President,	2012	442,115	945,940	473,280	—	n/a	27,685	1,889,020
Finance and Chief	2011	427,692	464,370	460,416	158,778	n/a	27,089	1,538,345
Financial Officer

William A. Sundermeier	2013	450,385	2,224,346	506,990	211,140	—	23,976	3,416,837
President, Government	2012	442,115	945,940	473,280	—	291,892	27,310	2,180,537
Systems Division	2011	428,846	464,370	460,416	158,778	719,750	26,727	2,258,887

Thomas A. Surran (7)	2013	355,399	457,962	311,307	184,000	n/a	30,435	1,339,103
Senior Vice President,
Chief Operating Officer

William W. Davis	2013	369,231	273,780	270,435	140,530	n/a	25,622	1,079,598
Senior Vice President,	2012	362,115	494,640	257,520	—	n/a	33,230	1,147,505
General Counsel and	2011	348,846	309,810	306,944	110,775	n/a	28,626	1,105,001
Secretary
__________

(1)
Represents the aggregate grant date fair value for time-based, performance-based and market-based RSUs granted in 2013, 2012 and 2011. The amounts reported in this column are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). For additional information regarding the calculation of the grant date fair value of the RSU awards, see Note 1 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
Represents the aggregate grant date fair value for stock options granted in 2013, 2012 and 2011. In accordance with FASB ASC Topic 718, the aggregate grant date fair value for these awards is determined using the Black-Scholes option pricing model. For additional information regarding the calculation of the grant date fair value of the stock option awards, see Note 1 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
Represents amounts earned under our AIP with respect to the specified year. The 2013 AIP and performance metrics are described in the Compensation Discussion and Analysis under “Annual Incentive Plan.”

(4)
Represents the aggregate change in actuarial present value of each NEO’s accumulated benefit under the SERP during the years indicated. The Change in Pension Value in the table above is calculated on the basis of Minimum Retirement Benefit (as described in the Pension Benefits table on page 31) for all participants, even though Messrs. Sundermeier and Teich have not achieved eligibility for such benefits. The change in present value of accrued benefits for each NEO for 2013 was negative, which was primarily due to the change in the interest rate assumption used to discount expected future payments.

(5)
Represents actual cash expenses incurred by the Company and includes car allowances, Company matching contributions under our 401(k) plan, group life insurance premiums, and other personal benefits. Details are described in the All Other Compensation Table on page 25.

(6)
Mr. Lewis retired from the Company effective May 19, 2013. The Company has retained him under a two-year consulting agreement that provides that Mr. Lewis will receive the retainers, committee and meeting fees in effect for his service as a director, along with an annual retainer of $100,000 for his service as Non-Executive Chairman and compensation for services as a senior advisor of $900,000 per annum during the first 12 months and $450,000 per annum during the remainder of the agreement. The 2013 retainer and committee fees, as well as the 2013 consulting fee, are included in Mr. Lewis' All Other Compensation column. Mr. Lewis' outstanding equity awards will continue to vest during the consulting period and his service on the Board.

(7)	Mr. Surran was not an NEO prior to 2013.
2013 All Other Compensation Table
The following table provides the components of the amounts shown for 2013 in the “All Other Compensation” column of the 2013 Summary Compensation Table.

	Car Allowance	Company Contributions under 401(k) Plan	Group Life Insurance Premiums	Other Personal Benefits		Board Retainer and Consulting Fees		Total
Name	($)	($)	($)	($)				($)

Earl R. Lewis	$7,615	$5,000	$2,901	$—		$688,000	(1)	$703,516
Andrew C. Teich	18,000	5,000	1,242	5,914	(2)	—		30,156
Anthony L. Trunzo	18,000	5,000	976			—		23,976
William A. Sundermeier	18,000	5,000	976			—		23,976
Thomas A. Surran	10,385	5,000	1,242	13,808	(3)	—		30,435
William W. Davis	18,000	5,000	2,322	300	(4)	—		25,622
_______________

(1)	Represents Board of Director fees of $88,000 and senior advisor consulting compensation of $600,000, in each case relating to the period following his resignation as chief executive officer.

(2)	Represents airline club membership dues of $400 and a patent award payment of $5,514.

(3)	Represents airline club membership dues of $375 and a goods and services allowance that Mr. Surran received while residing in the UK of $13,433.

(4)	Represents fitness club dues.

2013 Grants of Plan-Based Awards
The following Grants of Plan-Based Awards table provides information regarding non-equity incentive plan awards and equity-based awards granted to our NEOs during the year ended December 31, 2013. The equity-based awards were granted under the FLIR Systems, Inc. 2011 Stock Incentive Plan, while the non-equity incentive plan awards were granted under the FLIR Systems, Inc. 2012 Executive Bonus Plan.

				Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)
				Threshold	Target	Maximum	All Other Stock Awards; Number of Shares of Stock or Units	All Other Option Awards; Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date		Approval Date	($)	($)	($)	(#)	(#)	($/Sh)	($)

Earl R. Lewis			02/06/13	$48,125	$962,500	$1,925,000
	04/30/13	(2)	04/25/13					223,100	$24.31	$1,349,755
	04/30/13	(3)	04/25/13				58,500			1,368,900

Andrew C. Teich			02/06/13	33,750	675,000	1,350,000
	04/30/13	(2)	04/25/13					177,700	24.31	1,075,085
	04/30/13	(3)	04/25/13				46,600			1,090,440

Anthony L. Trunzo			02/06/13	18,360	367,200	734,400
	04/30/13	(2)	04/25/13					83,800	24.31	506,990
	04/30/13	(3)	04/25/13				22,000			514,800
	04/30/13	(4)	04/25/13				43,300			1,024,911
	07/29/13	(5)	07/18/13				21,700			684,635

William A. Sundermeier			02/06/13	18,360	367,200	734,400
	04/30/13	(2)	04/25/13					83,800	24.31	506,990
	04/30/13	(3)	04/25/13				22,000			514,800
	04/30/13	(4)	04/25/13				43,300			1,024,911
	07/29/13	(5)	07/18/13				21,700			684,635

Thomas A. Surran			02/06/13	16,000	320,000	640,000
	04/30/13	(2)	04/25/13					10,740	24.31	64,977
	04/30/13	(3)	04/25/13				8,450			197,730
	07/29/13	(6)	07/18/13					32,200	31.89	246,330
	07/29/13	(7)	07/18/13				8,400			260,232

William W. Davis			02/06/13	12,220	244,400	488,800
	04/30/13	(2)	04/25/13					44,700	24.31	270,435
	04/30/13	(3)	04/25/13				11,700			273,780

_______________

(1)
Represents the target awards under the AIP. The AIP threshold is 5% of target. The Compensation Committee approved the AIP grants at a committee meeting on February 6, 2013. See the Annual Incentive Plan section of Compensation Discussion and Analysis on page 19 for details on the AIP.

(2)
The Compensation Committee approved the stock option grants at a committee meeting on April 25, 2013. The stock option grants were issued on April 30, 2013 which was the second trading day after the date of the Company’s public earnings announcement for the first quarter. These stock options vest over a three-year period, in three equal installments on April 30, 2014, 2015 and 2016. The grant date fair value represents the maximum grant date fair value of $6.05 per share, calculated in accordance with FASB ASC Topic 718. The assumptions made in determining the grant date fair value of each stock option grant are disclosed in Note 1 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

(3)
The Compensation Committee approved the time-based RSU grants at a committee meeting on April 25, 2013. The time-based RSU grants were issued on April 30, 2013 which was the second trading day after the date of the Company’s public earnings announcement for the first quarter. These time-based RSU grants vest over a three-year period, in three equal installments on April 30, 2014, 2015 and 2016. In accordance with FASB ASC Topic 718, the grant date fair value for these awards was $23.40, which was the closing market price of our Common Stock on the date of grant, discounted by the net present value of our quarterly dividends.

(4)
The Compensation Committee approved the time-based RSU grants at a committee meeting on April 25, 2013. The time-based RSU grants were issued on April 30, 2013 which was the second trading day after the date of the Company’s public earnings announcement for the first quarter. These time-based RSU grants vest on December 31, 2014. In accordance with FASB ASC Topic 718, the grant date fair value for these awards was $23.67, which was the closing market price of our Common Stock on the date of grant, discounted by the net present value of our quarterly dividends.

(5)
The Compensation Committee approved the time-based RSU grants at a committee meeting on July 18, 2013. The time-based RSU grants were issued on July 29, 2013 which was the second trading day after the date of the Company’s public earnings announcement for the second quarter. These time-based RSU grants vest on December 31, 2014. In accordance with FASB ASC Topic 718, the grant date fair value for these awards was $31.55, which was the closing market price of our Common Stock on the date of grant, discounted by the net present value of our quarterly dividends.

(6)
The Compensation Committee approved the stock option grant at a committee meeting on July 18, 2013. The stock option grant was issued on July 29, 2013 which was the second trading day after the date of the Company’s public earnings announcement for the second quarter. This stock option grant will vest over a three-year period, in three equal installments on July 29, 2014, 2015 and 2016. The grant date fair value represents the maximum grant date fair value of $7.65 per share, calculated in accordance with FASB ASC Topic 718.

(7)
The Compensation Committee approved the time-based RSU grant at a committee meeting on July 18, 2013. The time-based RSU grant was issued on July 29, 2013 which was the second trading day after the date of the Company’s public earnings announcement for the second quarter. This time-based RSU grant vest over a three-year period, in three equal installments on July 29, 2014, 2015 and 2016. In accordance with FASB ASC Topic 718, the grant date fair value for these awards was $30.98, which was the closing market price of our Common Stock on the date of grant, discounted by the net present value of our quarterly dividends.

Outstanding Equity Awards at Fiscal Year-End 2013
The following Outstanding Equity Awards at Fiscal Year-End 2013 table summarizes the equity awards we have made to our NEOs which were outstanding as of December 31, 2013.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards:
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Been Vested		Market Value of Shares or Units of Stock That Have Not Been Vested	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	(#)	(#)		($)	Date	(#)		($)(1)	(#)		($)(1)

Earl R. Lewis	680,000			$18.06	02/04/15
	274,492			12.57	02/13/16
	250,000			20.75	05/01/17
	129,500			34.31	04/28/18
	189,800			25.64	05/05/19
	232,100			30.27	04/27/20
	85,400	42,700	(2)	35.22	05/03/21
	53,666	107,334	(3)	22.30	05/01/22
		223,100	(4)	24.31	04/30/23
						7,477	(5)	225,058
						35,334	(6)	1,063,553
						58,500	(7)	1,760,850
									3,840	(8)	115,584

Andrew C. Teich	150,000			18.06	02/04/15
	119,400			12.57	02/13/16
	65,200			20.75	05/01/17
	32,500			34.31	04/28/18
	75,950			25.64	05/05/19
	71,400			30.27	04/27/20
	25,600	12,800	(2)	35.22	05/03/21
	22,666	45,334	(3)	22.30	05/01/22
		177,700	(4)	24.31	04/30/23
						2,244	(5)	67,544
						14,667	(6)	441,477
						46,600	(7)	1,402,660
									1,200	(8)	36,120

Anthony L. Trunzo	120,000			18.06	02/04/15
	35,862			12.57	02/13/16
	47,000			20.75	05/01/17
	23,500			34.31	04/28/18
	63,250			25.64	05/05/19
	62,500			30.27	04/27/20
	25,600	12,800	(2)	35.22	05/03/21
	22,666	45,334	(3)	22.30	05/01/22
		83,800	(4)	24.31	04/30/23
						2,244	(5)	67,544
						14,667	(6)	441,477
						22,000	(7)	662,200
						43,300	(9)	1,303,330
						21,700	(10)	653,170
									1,200	(8)	36,120

	Option Awards					Stock Awards
									Equity Incentive Plan Awards:
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Been Vested		Market Value of Shares or Units of Stock That Have Not Been Vested	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	(#)	(#)		($)	Date	(#)		($)(1)	(#)		($)(1)
William A. Sundermeier	119,400			$12.57	02/13/16
	65,200			20.75	05/01/17
	32,500			34.31	04/28/18
	75,950			25.64	05/05/19
	71,400			30.27	04/27/20
	25,600	12,800	(2)	35.22	05/03/21
	22,666	45,334	(3)	22.30	05/01/22
		83,800	(4)	24.31	04/30/23
						2,244	(5)	67,544
						14,667	(6)	441,477
						22,000	(7)	662,200
						43,300	(9)	1,303,330
						21,700	(10)	653,170
									1,200	(8)	36,120

Thomas A. Surran	10,700			30.27	04/27/20
	3,416	1,708	(2)	35.22	05/03/21
	2,924	5,848	(3)	22.30	05/01/22
		10,740	(4)	24.31	04/30/23
		32,200	(11)	31.89	07/29/23
						1,197	(5)	36,030
						5,740	(6)	172,774
						8,450	(7)	254,345
						8,400	(12)	252,840
									510	(8)	15,351

William W. Davis	15,000			22.40	07/27/17
	23,500			34.31	04/28/18
	55,300			25.64	05/05/19
	44,600			30.27	04/27/20
	17,066	8,534	(2)	35.22	05/03/21
	12,333	24,667	(3)	22.30	05/01/22
		44,700	(4)	24.31	04/30/23
						1,497	(5)	45,060
						8,000	(6)	240,800
						11,700	(7)	352,170
									600	(8)	18,060

_______________

(1)	Based on the closing market price of our Common Stock as of December 31, 2013 ($30.10), as reported on NASDAQ.

(2)	Time-based stock options granted on May 3, 2011 that will vest on May 3, 2014.

(3)	Time-based stock options granted on May 1, 2012 that will vest in two equal installments on May 1, 2014 and 2015.

(4)	Time-based stock options granted on April 30, 2013 that will vest in three equal installments on April 30, 2014, 2015 and 2016.

(5)	Time-based RSUs granted on May 3, 2011 that will vest on May 3, 2014.

(6)	Time-based RSUs granted on May 1, 2012 that will vest in two equal installments on May 1, 2014 and 2015.

(7)	Time-based RSUs granted on April 30, 2013 that will vest in three equal installments on April 30, 2014, 2015 and 2016.

(8)
Market-based RSUs granted on May 1, 2012 that will vest on May 1, 2015 based on the Company's relative TSR performance versus the S&P 500 for the three-year period beginning May 1, 2012. Represents threshold vesting of 3% of the target RSUs granted.

(9)	Time-based RSUs granted on April 30, 2013 that will vest on December 31, 2014.

(10)	Time-based RSUs granted on July 29, 2013 that will vest on December 31, 2014.

(11)	Time-based stock option grant on July 29, 2013 that will vest in three equal installments on July 29, 2014, 2015 and 2016.

(12)	Time based RSUs granted on July 29, 2013 that will vest in three equal installments on July 29, 2014, 2015 and 2016.

2013 Option Exercises and Stock Vested
The following Option Exercises and Stock Vested table provides additional information about the value realized by our NEOs on the vesting of RSUs during the year ended December 31, 2013.

	Option Awards		Stock Awards(1)
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Name	(#)	($)	(#)		($)

Earl R. Lewis	—	—	25,143	(2)	$613,157
Andrew C. Teich	—	—	9,576		233,473
Anthony L. Trunzo	—	—	9,576		233,473
William A. Sundermeier	—	—	9,576	(3)	233,473
Thomas A. Surran	—	—	5,465		132,381
William W. Davis	—	—	5,497	(4)	134,042
_______________

(1)	The value realized on vesting was determined by multiplying the number of RSUs vesting by the closing price of our Common Stock as reported on NASDAQ on the vesting date.

(2)
Represents 7,477 RSUs that vested on May 3, 2013 for which distribution has been deferred until June 1, 2017, and 17,666 RSUs that vested on June 1, 2013 for which distribution has been deferred until June 1, 2022. The value realized on vesting of these deferred units was $613,157.

(3)	Included are 2,243 RSUs that vested on May 3, 2013 for which distribution has been deferred until June 1, 2016. The value realized on vesting of these deferred units was $54,841.

(4)	Included are 1,497 RSUs that vested on May 3, 2013 for which distribution has been deferred until June 1, 2014. The value realized on vesting of these deferred units was $36,602.
2013 Pension Benefits
The following Pension Benefits table provides the present value of the accumulated benefits payable to each of our NEOs under our SERP.

		Number of Years of Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Name	Plan Name	(#)	($)(1)	($)

Earl R. Lewis	SERP	n/a	n/a	$12,879,781
Andrew C. Teich	SERP	13	2,734,476	—
Anthony L. Trunzo	n/a	n/a	n/a	n/a
William A. Sundermeier	SERP	13	2,220,189	—
Thomas A. Surran	n/a	n/a	n/a	n/a
William W. Davis	n/a	n/a	n/a	n/a
__________

(1)
The assumptions made in determining the present value of the accumulated benefit are disclosed in Note 16 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013.

Under the SERP, there are two methods for calculating retirement benefits: (1) Retirement Benefit and (2) Minimum Retirement Benefit. Under the Retirement Benefit method, a participant who terminates is entitled to receive his vested account balance in a lump sum payable within 60 days after the date of termination. Under the Minimum Retirement Benefit method, a participant is entitled to receive a lump sum payment equal to 118% of the present value of a hypothetical stream of installments payable annually for 20 years, with each payment equal to 25% of the greater of (A) the participant’s cash compensation earned during his final 12 full months of employment, (B) the average of the participant’s two highest full calendar years of cash compensation, or (C) the participant’s highest cash compensation received in any one of the five full calendar years preceding retirement. Under certain circumstances defined below, participants are eligible to receive the greater of the Retirement Benefit or the Minimum Retirement Benefit. The present value of accumulated benefits in the table above is calculated on the basis of Minimum Retirement Benefit for all participants even though Messrs. Sundermeier and Teich have not achieved eligibility for such benefits.
Participant accounts are in separate unfunded retirement accounts and such accounts are credited with an amount equal to 10% of such participant’s cash compensation during each plan year. Cash compensation is defined as salary plus annual incentive payments. The retirement accounts earn interest at the prime interest rate plus 2%. Vesting in the retirement accounts is based upon the age of the participant and increases annually with full vesting provided at the earlier of age 60 or after 10 years of service. All participants are 100% vested.
Upon Normal Retirement, death or disability, the participant is entitled to receive the greater of his Retirement Benefit or his Minimum Retirement Benefit.
The SERP defines Normal Retirement as termination of employment with the Company at or after age 60. There are early retirement provisions in the SERP established based upon termination of employment at or after age 55 with at least five full years of service. Under these early retirement provisions, the participant is eligible to receive the Minimum Retirement Benefit; however, benefits are reduced by 6% for each year prior to age 60 in which the termination occurs. If a participant is eligible for early retirement and terminates within two years of a change of control, the 6% reduction above shall not apply and the benefit will be increased by 5% for each year, or partial year, that the participant’s age at termination is less than 60.
2013 Non-Qualified Deferred Compensation
The following Non-Qualified Deferred Compensation table provides information regarding the contributions made and the aggregate earnings recognized during the year ended December 31, 2013, and the account balances as of December 31, 2013 for our NEOs under the NQDC plan and the stock deferral plan.

	Executive Contributions in		Registrant Contributions	Aggregate Earnings (Loss) in		Aggregate Withdrawals / Distributions	Aggregate Balance at December 31,
Name	($)		($)	($)(1)		($)	($)

Earl R. Lewis	$172,164	(2)	$—	$626,533	(3)	$(318,624)	$4,535,113
	613,157	(4)	—	746,904	(5)	—	2,992,199
Andrew C. Teich	85,444	(2)	—	102,815	(3)	—	497,765
	—		—	61,534	(5)	—	229,496
Anthony L. Trunzo	552	(2)	—	100,464	(3)	—	718,163
	—		—	51,556	(5)	—	192,281
William A. Sundermeier	300,468	(2)	—	18,902	(3)	—	654,766
	54,841	(6)	—	31,788	(5)	—	137,029
Thomas A. Surran	—		—	—		—	—
	—		—	—		—	—
William W. Davis	124,896	(2)	—	244	(3)	—	300,872
	36,602	(7)	—	21,207	(5)	—	91,424
_______________

(1)	These amounts are not reported in the 2013 Summary Compensation Table on page 24.

(2)	These amounts are reported as Salary or Non-Equity Incentive Plan Compensation in the 2013 Summary Compensation Table on page 24.

(3)	Earnings from the NQDC plan.

(4)	Includes 7,477 RSUs that vested on May 3, 2013 and 17,666 RSUs that vested on June 1, 2013.

(5)	Earnings from the stock deferral plan.

(6)	Includes 2,243 RSUs that vested on May 3, 2013.

(7)	Includes 1,497 RSUs that vested on May 3, 2013.

FLIR implemented the NQDC plan in 2008 in order to provide highly compensated employees with an additional savings option. NEOs can defer up to 50% of salary and up to 100% of AIP compensation. Participants elect the timing and method of distribution during the annual enrollment period. Distribution options include a lump sum or annual installments. The deferred compensation and investment earnings are held as a Company asset within a rabbi trust. Participants have a menu of market-based investment options from which to choose to invest their contributions.
In addition, the Company implemented a Stock Deferral Plan in 2008 that provides highly compensated employees the option of deferring the receipt of RSUs after vesting. Participants may elect to defer the distribution for up to 11 years from the grant date and must make the election to defer within 30 days of grant.
Potential Payments Upon Termination or Change of Control
We have entered into certain agreements and maintain certain plans that will require us to provide compensation to our NEOs in the event of a termination of employment or a termination in connection with a change of control of the Company. The following tables show potential payments to our NEOs assuming a December 31, 2013 termination date and, where applicable, using the closing market price of our Common Stock as of December 31, 2013 of $30.10, as reported on NASDAQ.

Andrew C. Teich

Executive Benefits and Payments Upon Termination	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Termination in connection with a Change of Control	Death	Disability
Compensation
Base Salary Continuation(1)	—	$—	$—	$675,000	$—	$—	$—	$675,000
Lump Sum Payment(2)	—	—	—	675,000	—	1,382,624	675,000
Stock Options (unvested and accelerated)(3)	—	—	—	1,382,488	—	1,382,488	—	—
RSUs (unvested and accelerated)(3)	—	—	—	3,183,225	—	3,183,225	—	—
Benefits & Perquisites
Post-Termination Health Care Benefits (4)	—	—	—	13,216	—	20,484	—	—
Supplemental Executive Retirement Plan(5)	969,672	—	—	969,672	969,672	969,672	3,731,695	3,731,695

Total	$969,672	$—	$—	$6,898,601	$969,672	$6,938,493	$4,406,695	$4,406,695

Anthony L. Trunzo

Executive Benefits and Payments Upon Termination	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Termination in connection with a Change of Control	Death	Disability
Compensation
Base Salary Continuation(1)	$—	$—	$—	$459,000	$—	$—	$—	$459,000
Lump Sum Payment(2)	—	—	—	459,000	—	1,306,085	459,000	—
Stock Options (unvested and accelerated)(3)	—	—	—	838,807	—	838,807	—	—
RSUs (unvested and accelerated)(3)	—	—	—	5,061,465	—	5,061,465	—	—
Benefits & Perquisites
Post-Termination Health Care Benefits (4)	—	—	—	17,296	—	26,809	—	—
Supplemental Executive Retirement Plan(5)	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$6,835,568	$—	$7,233,166	$459,000	$459,000

William A. Sundermeier (6)

Executive Benefits and Payments Upon Termination	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Termination in connection with a Change of Control	Death	Disability
Compensation
Base Salary Continuation(1)	$—	$—	$—	$459,000	$—	$—	$—	$459,000
Lump Sum Payment(2)	—	—	—	459,000	—	1,379,739	459,000	—
Stock Options (unvested and accelerated)(3)	—	—	—	838,807	—	838,807	—	—
RSUs (unvested and accelerated)(3)	—	—	—	5,061,465	—	5,061,465	—	—
Benefits & Perquisites
Post-Termination Health Care Benefits (4)	—	—	—	26,620	—	41,262	—	—
Supplemental Executive Retirement Plan(5)	930,659	—	—	930,659	930,659	930,659	3,514,916	3,514,916

Total	$930,659	$—	$—	$7,775,551	$930,659	$8,251,932	$3,973,916	$3,973,916
 __________

(1)
Base Salary Continuation:  In the event the employment of Messrs. Teich, Trunzo or Sundermeier is involuntarily terminated without cause by the Company, the NEO will be entitled to continuation of his base salary in effect at the time of termination for 12 months. If the NEO's employment is terminated due to disability, his base salary will be paid through the end of the twelfth month of disability.

(2)
Lump Sum Payment:  In the event the employment of Messrs. Teich, Trunzo or Sundermeier is involuntarily terminated without cause by the Company, the NEO will be entitled to a lump sum severance payment equal to 100% of the executive's base salary. If the NEO’s employment is involuntarily terminated by the Company in connection with a change of control, the NEO will be entitled to a lump sum payment equal to his base salary and AIP for the two most recent taxable years ending before the date upon which the change of control occurred. If the NEO's employment is terminated due to death, his beneficiaries will be entitled to a lump sum payment equal to 12 months of his base salary in effect at the time of termination.

(3)
Stock Options and RSUs: In the event the employment of Messrs. Teich, Trunzo or Sundermeier is involuntarily terminated by the Company without cause, the NEO will be entitled to immediate vesting on all unvested equity awards. For unvested performance- or market-based RSUs, the target number of underlying shares will remain subject to the performance- or market-based criteria. Once the performance period has completed, the number of earned performance- or market-based RSUs will be determined. The value in the table assumes that the target number of shares will be earned. See the "Outstanding Equity Awards at Fiscal Year-End 2013" table for additional details.

(4)
Post-Termination Health Care Benefits: In the event an NEO’s employment is involuntarily terminated without cause by the Company, the NEO and the NEO’s family are entitled to health care benefits equal to what they received while the NEO was employed by the Company for 12 months after termination. In the event an NEO’s employment is involuntarily terminated by the Company in connection with a change of control, the NEO and the NEO’s family are entitled to health care benefits equal to what they received while the NEO was employed by the Company for 18 months after termination. The calculations assume an annual increase in healthcare premiums of 10%.

(5)
Supplemental Executive Retirement Plan (SERP):  Benefits payable are affected by the age of the participant on the date of termination. For Messrs. Sundermeier and Teich, who have not reached the retirement age of 60 or the early retirement age of 55, the Minimum Retirement Benefits provided in the plan do not apply. Both participants are 100% vested in their accounts. For terminations due to cause, not for cause and voluntary termination by a participant, only vested account balances are payable and benefits are payable in a lump sum. For terminations due to death or disability, the Minimum Retirement Benefit as described in the Pension Benefits table on page 31 applies and benefits are payable over 20 years. In the event of termination within two years of a change of control, the account balances are payable, including principal and interest, over 20 years. Mr. Trunzo is not a participant in the SERP.

(6)
Mr. Sundermeier's employment with the Company terminated on February 28, 2014. He received the termination benefits detailed in the "Involuntary Not for Cause Termination" column. His base salary of $459,000 will continue to be paid for a period of 12 months. He received a lump-sum payment in the amount of $459,000. His outstanding equity awards became immediately vested as of February 28, 2014, however, his 2012 market-based RSUs will remain subject to the market-based criteria. Once we reach the end of the three-year performance period on April 30, 2015, the number of earned market-based RSUs will be determined. The Company will cover the cost of healthcare benefits for Mr. Sundermeier for a period of 12 months. Lastly, in September 2014 the Company will pay Mr. Sundermeier the accrued benefits under his SERP which are estimated to be $1.0 million.

Thomas A. Surran

Executive Benefits and Payments Upon Termination	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Termination in connection with a Change of Control	Death	Disability
Compensation
Lump Sum Payment(1)	$—	$—	$—		$—	$883,507	$—	$—
Stock Options (unvested and accelerated)(2)	—	—	—	—	—	107,799	—	—
RSUs (unvested and accelerated)(2)	—	—	—	—	—	1,418,463	—	—
Benefits & Perquisites
Post-Termination Health Care Benefits (3)	—	—	—	—	—	26,809	—	—

Total	$—	$—	$—	$—	$—	$2,436,578	$—	$—

William W. Davis

Executive Benefits and Payments Upon Termination	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Termination in connection with a Change of Control	Death	Disability
Compensation
Lump Sum Payment(1)	$—	$—	$—		$—	$1,061,736	$—	$—
Stock Options (unvested and accelerated)(2)	—	—	—	—	—	451,216	—	—
RSUs (unvested and accelerated)(2)	—	—	—	—	—	1,330,150	—	—
Benefits & Perquisites
Post-Termination Health Care Benefits (3)	—	—	—	—	—	41,262	—	—

Total	$—	$—	$—	$—	$—	$2,884,364	$—	$—
___________

(1)
Lump Sum Payment:  In the event an NEO’s employment is involuntarily terminated by the Company in connection with a change of control, the NEO will be entitled to a lump sum payment equal to his base salary and AIP for the two most recent taxable years ending before the date upon which the change of control occurred.

(2)
Stock Options and RSUs:  In the event an NEO’s employment is involuntarily terminated by the Company in connection with a change of control, the NEO will be entitled to immediate vesting on all unvested equity awards. For unvested performance- or market-based RSUs, the target number of underlying shares will remain subject to the performance- or market-based criteria. Once the performance period has completed, the number of earned performance- or market-based RSUs will be determined. The value in the table assumes that the target number of shares will be earned. See the "Outstanding Equity Awards at Fiscal Year-End 2013" table for additional details.

(3)
Post-Termination Health Care Benefits:  In the event an NEO’s employment is involuntarily terminated by the Company in connection with a change of control, the NEO and the NEO’s family are entitled to health care benefits equal to what they received while the NEO was employed by the Company for 18 months after termination. The calculations assume an annual increase in healthcare premiums of 10%.

Arrangements with Mr. Lewis

Due to Mr. Lewis' retirement as the Company's chief executive officer in May 2013, he received the previously prescribed compensation and benefits pursuant to a voluntary termination. His salary was discontinued as of his termination date of May 19, 2013. He received a pro-rated AIP payment based on his period of service in 2013 as the Company's chief executive officer. He received a lump sum distribution of his SERP account in December 2013. Due to his continuing service as a consultant and as the Company's Non-Executive Chairman, his outstanding equity awards continue to vest. Mr. Lewis entered into a consulting agreement with the Company which is described on page 21.

Termination or Change of Control Payments
We have change of control agreements with Messrs. Teich, Trunzo and Davis.
For change of control benefits to be paid, a change of control must have occurred and the NEO must be terminated within a specific period of time prior to or following the change of control event (i.e., between 60 days prior to and 180 days after the event). In such circumstances, the agreements provide for the following benefits: (a) immediate vesting of any unvested equity awards, (b) a payment equal to the cash compensation of the NEO for the two most recent taxable years ending before the date upon which the change of control occurred, and (c) a maximum of 18 months of continuation of health benefits. If the payment would result in a “parachute payment” within the meaning of Section 280G under the United States Internal Revenue Code, then benefits will be reduced so that the payment would be $1.00 less than the amount that would cause the payments to be subject to the excise tax. Change of control benefits described in (b) and (c) above are contingent on the NEO signing a release of claims in a form satisfactory to the Company.
 Termination without cause and with good reason
We have employment agreements with Messrs. Teich and Trunzo.
The employment agreements provide for the following benefits due to an involuntary termination without cause or a termination for good reason: (a) immediate vesting of any unvested equity awards, (b) a lump sum payment equal to the executive's salary at the time of termination, (c) continuation of the executive's current salary for a period of 12 months, and (d) 12 months of continuation of health benefits.

DIRECTOR COMPENSATION
Under a policy adopted by the Board of Directors, each non-employee director shall automatically be granted an annual grant of RSUs and stock options under the Company's current stock incentive plan (currently the 2011 Stock Incentive Plan) based on a targeted dollar value. The stock options vest immediately upon grant while the RSUs fully vest approximately one year from the date of grant. In April 2013, the Board adjusted the amount of the annual cash retainer paid to non-employee directors based on a recommendation made by Radford, the Board's director compensation consultant. The new annual retainer amount is $70,000. In addition, each non-employee director receives an attendance fee of $1,500 for each meeting of the Board of Directors attended, and reimbursement for out-of-pocket and travel expenses incurred in attending Board meetings. The retainers for the Board's committees are as follows: the Chairman of the Audit Committee receives a $15,000 annual retainer, the Chairman of the Compensation Committee receives a $9,000 annual retainer, and the Chairman of the Corporate Governance Committee receives a $7,000 annual retainer. Each non-employee director who serves on the Audit Committee (other than the Chairman) receives a $7,000 annual retainer and each non-employee director who serves on the Compensation or Corporate Governance Committees (other than the Chairmen of such Committees), receives an annual retainer of $4,000. In July 2011, the Company established a Strategy and Technology Committee, the purpose of which is to serve as a liaison between the Board and the Company’s operating unit personnel in the areas of technology innovations and strategy development; provide guidance and expertise in these areas to the operating units; and monitor industry developments in technology and strategic initiatives of the Company’s competitors. Other than Mr. Lewis, each non-employee director who serves on the Strategy and Technology Committee receives a $25,000 annual retainer. See the 2013 Summary Compensation Table on page 24 and the 2013 All Other Compensation Table on page 25 for information regarding Mr. Lewis' compensation as Non-Executive Chairman.

The table below summarizes the compensation paid by us to our non-employee directors during the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)

Earl R. Lewis(3)	n/a	n/a	n/a	n/a
John D. Carter	73,000	76,704	77,701	227,405
William W. Crouch	111,500	76,704	77,701	265,905
Angus L. Macdonald	82,000	76,704	77,701	236,405
Michael T. Smith	85,000	76,704	77,701	239,405
John W. Wood, Jr.	107,500	76,704	77,701	261,905
Steven E. Wynne	77,000	76,704	77,701	231,405
 ___________

(1)
Represents the grant date fair value for time-based RSUs granted in 2013. In accordance with FASB ASC Topic 718, the value used to calculate the grant date fair value for these awards is the closing market price of our Common Stock on the date of grant, discounted by the net present value of quarterly dividends. For additional information regarding the calculation of the grant date fair value of the RSU awards, see Note 1 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. The number of unvested RSUs outstanding at December 31, 2013 is 3,200 for each director, except for Mr. Lewis who had 105,151 shares outstanding.

(2)
Represents the grant date fair value for the stock options granted in 2013 at an exercise price of $24.31. In accordance with FASB ASC Topic 718, the grant date fair value for these awards is determined using the Black-Scholes option pricing model. For additional information regarding the calculation of the grant date fair value associated with the option awards, see Note 1 to Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2013. Aggregate number of stock options outstanding at December 31, 2013 is as follows: Mr. Lewis - 2,268,092; Mr. Carter - 172,670; General Crouch - 151,670; Mr. Macdonald - 104,670; Mr. Smith - 210,670; Mr. Wood - 73,470 and Mr. Wynne - 136,670.

(3)	As an NEO for 2013, Mr. Lewis' compensation is described in the 2013 Summary Compensation Table on page 24.

We require that all of our independent directors, within the later of five years from joining the Board or July 2017, hold shares of our Common Stock, restricted stock or stock options in an amount equal in value to no less than four times the average of the annual cash retainer for Board (but not committee) service during the immediately preceding five-year period. All of our independent directors are currently in compliance with this stock ownership policy.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2013 with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)(3)

Equity Compensation Plans Approved by Shareholders(4)	10,107,640	$22.38	5,583,404
_____________

(1)
Excludes purchase rights accruing under the Company's 2009 Employee Stock Purchase Plan (the “Purchase Plan”). Under the Purchase Plan, each eligible employee may purchase shares of Common Stock at semi-annual intervals at a purchase price per share equal to 85% of the lower of (i) the fair market value of the Common Stock on the enrollment date for the offering period in which that semi-annual purchase date occurs, or (ii) the fair market value of the Common Stock on the semi-annual purchase date.

(2)	The calculation of weighted average exercise price does not include RSUs.

(3)	Includes shares available for future issuance under the Purchase Plan. As of December 31, 2013, an aggregate of 3,629,963 shares of Common Stock were available for issuance under the Purchase Plan.

(4)
Consists of the Company's 1993 Stock Option Plan for Non-employee Directors, 2002 Stock Incentive Plan, 2011 Stock Incentive Plan and the Purchase Plan. In addition, the Company had 18,778 stock options that were assumed in connection with the acquisition of ICx Technologies, Inc. The average exercise price of the options was $24.17.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors, officers, and beneficial owners of more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.
Based solely on the Company’s review of the copies of such reports received by it with respect to fiscal year 2013, or written representations from certain reporting persons, the Company believes that no director, officer or beneficial owner of more than 10% of the outstanding Common Stock of the Company failed to file on a timely basis the reports required under Section 16(a) of the Exchange Act during 2013.

STOCK OWNED BY MANAGEMENT
The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company’s Common Stock as of February 14, 2014 by: (i) each of the Company directors, (ii) each of the Company’s NEOs, and (iii) all directors and executive officers as a group. The Company believes that each of the following shareholders has sole voting and investment power with respect to the shares beneficially owned by such shareholder.

Name	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Outstanding

Earl R. Lewis	2,835,883	2%
John D. Carter	197,403	*
William W. Crouch	155,903	*
Angus L. Macdonald	144,403	*
Michael T. Smith	233,403	*
John W. Wood, Jr.	82,410	*
Steven E. Wynne	154,403	*
William W. Davis	187,812	*
William A. Sundermeier	461,562	*
Thomas A. Surran	18,196	*
Andrew C. Teich	636,487	*
Anthony L. Trunzo	456,418	*
Directors and executive officers as a group (14 persons)	5,777,775	4%
_______________
*    Less than one percent (1%)

(1)
Applicable percentage of ownership is based on 140,847,218 shares of FLIR Common Stock outstanding as of February 14, 2014. Beneficial ownership is determined in accordance with rules of the SEC, and includes voting power and investment power with respect to shares. None of the shares held by our directors or NEOs are pledged as security. Shares issuable upon the exercise of outstanding stock options that are currently exercisable or become exercisable within 60 days from February 14, 2014 and upon the vesting of RSU awards within 60 days from February 14, 2014 are considered outstanding for the purpose of calculating the percentage of Common Stock owned by such person, but not for the purpose of calculating the percentage of Common Stock owned by any other person. The numbers of shares listed in the table above include shares that are issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days from February 14, 2014 and upon the vesting of RSU awards within 60 days of February 14, 2014, as follows: Mr. Lewis—1,894,958; Mr. Carter—172,670; General Crouch—151,670; Mr. Macdonald—104,670; Mr. Smith—198,670; Mr. Wood—73,470; Mr. Wynne—136,670; Mr. Davis—167,799; Mr. Sundermeier—412,716; Mr. Surran—17,040; Mr. Teich—562,716; Mr. Trunzo—400,378; and all directors and executive officers as a group—4,456,851.

STOCK OWNED BY PRINCIPAL SHAREHOLDERS
The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated, the Company believes that each of the following shareholders has sole voting and investment power with respect to the shares beneficially owned by such shareholder.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Outstanding

Artisan Investment Corporation(2)	15,379,267	11%
875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
The Vanguard Group, Inc(3)	9,633,432	7%
100 Vanguard Blvd. Malvern, PA 19355
Baillie Gifford & Co.(4)	8,665,463	6%
Carlton Square 1 Greenside Row Edinburgh EH1 3AN Scotland UK
BlackRock, Inc.(5)	7,202,020	5%
40 East 52nd Street New York, NY 10022
_______________
(1) Applicable percentage of ownership is based on 140,782,206 shares of FLIR Common Stock outstanding as of December 31, 2013.

(2)
This information as to beneficial ownership is based on a Schedule 13G/A filed by Artisan Investment Corporation with the SEC on January 30, 2014. The Schedule 13G states that, as of December 31, 2013, Artisan Investment Corporation and its affiliates are the beneficial owner of 15,379,267 shares of Common Stock as to which certain affiliates of Artisan Investment Corporation has shared dispositive power, including 14,908,942 shares of Common Stock as to which it has shared voting power.

(3)
This information as to beneficial ownership is based on a Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 11, 2014. The Schedule 13G/A states that, as of December 31, 2013, The Vanguard Group, Inc. are the beneficial owners of 9,633,432 shares of Common Stock as to which The Vanguard Group, Inc. have sole dispositive power over 9,421,463 of such shares and shared dispositive power over 211,969 of such shares. The Vanguard Group, Inc. has sole voting power over 232,169 shares.

(4)
This information as to beneficial ownership is based on a Schedule 13G/A filed by Baillie Gifford & Co. with the SEC on January 22, 2014. The Schedule 13G/A states that, as of December 31, 2013, Baillie Gifford & Co. is the beneficial owner of 8,665,463 shares of Common Stock as to which Baillie Gifford & Co. has sole dispositive power, including 7,193,996 shares of Common Stock as to which it has sole voting power.

(5)
This information as to beneficial ownership is based on a Schedule 13G/A filed by Blackrock, Inc. with the SEC on January 29, 2014. The Schedule 13G states that, as of December 31, 2013, Blackrock, Inc. is the beneficial owner of 7,202,020 shares of Common Stock as to which Blackrock, Inc. has sole dispositive power. Blackrock, Inc. has sole voting power over 6,036,757 shares..

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
There were no transactions with related persons during the year ended December 31, 2013. The Company’s Corporate Governance Principles adopted by the Board of Directors provide that neither the Company nor any individual shall enter into a related party transaction unless it has been reviewed and approved or ratified by the Audit Committee. A "related party transaction" for these purposes is defined as a transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED INFORMATION
Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed KPMG LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2014, subject to the ratification of such appointment by the Company’s shareholders. KPMG LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2013.
Recommendations of the Audit Committee and the Board of Directors
The Audit Committee and the Board of Directors unanimously recommend that shareholders vote FOR the ratification of the appointment of the independent registered public accounting firm. If a quorum is present, this proposal will be ratified if the number of votes cast in favor of ratification exceed the number of votes cast opposing the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will have no effect on the determination of the outcome of this proposal. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.
A representative of KPMG LLP, who is expected to be present at the Annual Meeting, will be given the opportunity to make a statement and will be available to respond to appropriate questions.
Audit Committee Report
The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company’s consolidated financial statements, the Company’s systems of internal controls and the independence and performance of the independent registered public accounting firm. The Audit Committee is comprised of three non-employee directors, each of whom is an independent director as defined in Section 10A(m) of the Exchange Act, and Rule 10A-3 promulgated thereunder and by the listing rules of NASDAQ. The Board of Directors has determined that Mr. Smith qualifies as an “audit committee financial expert” for purposes of regulations of the SEC. The Audit Committee operates pursuant to a written charter approved by the Board of Directors. The charter is reviewed annually. A copy of the charter is available for review on the Company’s website at www.flir.com/investor.
The Company’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation, presentation and integrity of the consolidated financial statements in accordance with United States generally accepted accounting principles. The Company’s independent registered public accounting firm is accountable to the Audit Committee and is responsible for performing an independent audit of those consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with United States generally accepted accounting principles and on the Company's internal control over financial reporting. The Audit Committee acts in an oversight capacity and its responsibility is to monitor and review these processes. The Audit Committee selects, hires and evaluates the independent registered public accounting firm. In its oversight role, the Audit Committee relies, without independent verification, on management’s representation that the Company’s consolidated financial statements have been prepared with integrity and objectivity and in conformity with United States generally accepted accounting principles, and on the report of the Company’s independent registered public accounting firm, KPMG LLP, with respect to the Company’s consolidated financial statements.
The Audit Committee held five meetings during 2013. At each of these meetings, the Audit Committee met with senior members of the Company’s financial management team, the Company’s President and Chief Executive Officer and the Company’s independent registered public accounting firm. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee held private sessions with KPMG LLP as required, at which discussions of financial management, accounting and internal controls took place. The Audit Committee reviewed with KPMG LLP the overall scope and plans for their audit, the results of the audit examinations, the effectiveness of the Company’s internal controls and the quality of the Company’s financial reporting.

The Audit Committee also discussed with representatives of KPMG LLP the matters required to be communicated by the statement on Auditing Standards No. 16 “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (the "PCAOB"). The PCAOB requires the Company’s independent registered public accounting firm to provide the Audit Committee with additional information regarding the scope and results of its audit of the Company’s consolidated financial statements with respect to:

•	Its responsibility under professional standards;

•	Significant accounting policies;

•	Critical accounting policies and practices;

•	Qualitative aspects of accounting practices;

•	Significant management judgments and accounting estimates;

•	Uncorrected and corrected misstatements;

•	Disagreements with management;

•	Management’s consultation with other accountants;

•	Significant issues discussed, or subject to correspondence with management;

•	Significant difficulties encountered during the audit;

•	Other significant findings or issues; and

•	Confirmation of audit independence.
The Audit Committee discussed with KPMG LLP its independence. KPMG LLP provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence to the effect that, in its professional judgment, KPMG LLP is independent of the Company under PCAOB Rule 3520 and all other relevant professional and regulatory standards. The Audit Committee also discussed with KPMG LLP that the provision of non-audit services was compatible with KPMG LLP maintaining its independence.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.
THE AUDIT COMMITTEE
Michael T. Smith, Chair
Angus L. Macdonald
Steven E. Wynne

Fees Paid To KPMG LLP
All services to be provided by KPMG LLP are required to be, and in 2013 and 2012 were, approved by the Audit Committee in advance. The audit and audit-related services are approved annually. With respect to services other than audit and audit-related services, at least annually, the independent registered public accounting firm submits to the Audit Committee, for its approval, anticipated engagements for the ensuing year, either at the time that the Audit Committee reviews and approves the annual audit engagement, or at a time specifically scheduled for reviewing such other services. Quarterly, and in conjunction with the Audit Committee’s regularly scheduled meetings, the independent registered public accounting firm presents to the Audit Committee for pre-approval any proposed engagements not previously reviewed and approved. In the event that an audit or non-audit service requires approval prior to the next regularly scheduled meeting of the Audit Committee, KPMG LLP must contact the Chairman of the Audit Committee to obtain such approval. The approval must be reported to the Audit Committee at its next regularly scheduled meeting.
The aggregate fees billed by KPMG LLP for professional services rendered for the fiscal years ended December 31, 2013 and 2012 were as follows:

	Years Ended December 31
	2013	2012
Audit Fees	$2,411,200	$2,392,700
Audit-Related Fees	31,000	101,000
Tax Fees	844,500	1,176,000
Other Fees	—	—
Total Fees	$3,286,700	$3,669,700
Audit Fees. Audit fees include fees for services rendered for the audit of the annual financial statements included in Form 10-K, including audit procedures related to business acquisitions, the audit of internal control over financial reporting and the review of the quarterly financial statements included in Form 10-Q. In addition, amounts include fees for statutory filings and audits, issuance of consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees. Audit-related fees include fees for consultation on internal control matters and the annual audit of an employee benefit plan.
Tax Fees. Tax fees include fees principally for tax consultation and tax compliance services.

PROPOSAL 3: PROPOSAL TO APPROVE THE AMENDMENT OF THE FLIR SYSTEMS, INC. 2011 STOCK INCENTIVE PLAN
On February 6, 2014, the Board approved an amendment to the Company’s 2011 Stock Incentive Plan (the “2011 Plan”)increasing the total number of shares available for issuance under the 2011 Plan from 6,000,000 to 11,000,000 (the "Plan Amendment.”) The Board approved this Plan Amendment subject to approval by the Company’s shareholders. If the Plan Amendment is not approved by shareholders, the Company will continue to operate the 2011 Plan pursuant to its current provisions.
Purpose of the Plan Amendment. The Board approved the Plan Amendment to increase the number of shares available for future issuances.
As of March 4, 2014, 2,026,733 shares of the Company’s Common Stock remained available for issuance under the 2011 Plan. The Plan Amendment increases the aggregate number of shares reserved under the 2011 Plan from 6,000,000 to 11,000,000. Accordingly, if the Plan Amendment is approved, 7,026,733 shares of the Company's Common Stock will remain available for issuance under the 2011 Plan. Under the terms of the 2011 Plan, this number may be increased to the extent that awards previously made under the 2011 Plan are forfeited, canceled, surrendered, paid in cash or expire unexercised.
Given the limited number of shares that currently remain available under the 2011 Plan, our Board and management believe it is important that the Plan Amendment be approved in order to maintain the Company’s ability to attract and retain key personnel and continue to provide them with strong incentives to contribute to the Company’s future success.
Approval of the Plan Amendment will also constitute re-approval, for purposes of Section 162(m) of the Internal Revenue Code, of the material terms of the performance measures contained in the 2011 Plan (described below) that are to be used in connection with awards under the 2011 Plan that are intended to qualify as “performance-based” compensation for purposes of Section 162(m). One of the conditions for compensation to be considered "performance-based" under Section 162(m) is that the material term under which such compensation will be paid (the class of eligible employees, performance criteria and the per-person maximums) be disclosed to and approved by shareholders every five years.

Purposes of the 2011 Plan. The 2011 Plan was initially adopted by the Company’s shareholders at the 2011 Annual Meeting and is intended to serve the following purposes:

•	To align the interests of the Company’s shareholders and recipients of awards under the 2011 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success;

•	To advance the interests of the Company by attracting and retaining officers, other key management employees and key non-management employees; and

•	To motivate such persons to act in the long-term best interests of the Company and its shareholders.
Under the 2011 Plan, the Company may grant:
•non-qualified stock options;

•	“incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units (“Stock Awards”); and

•	performance units.
Plan Highlights
Some of the key features of the 2011 Plan include:

•	The 2011 Plan is administered by a committee of the Company’s Board of Directors that is comprised entirely of independent directors;

•	Options or SARs granted under the 2011 Plan may not be repriced without shareholder approval;

•	The aggregate number of shares authorized for grants under the 2011 Plan is 6,000,000, but if the Plan Amendment is approved, that number will be increased to 11,000,000;

•
The number of shares available for issuance under the 2011 Plan shall be reduced by one (1) share for any shares subject to a Stock Award or performance unit and by one-half of one (0.5) share for any shares subject to a stock option or SAR; and

•	The purchase price of options and the base price for SARs granted under the 2011 Plan may not be less than the fair market value of the Common Stock on the date of grant.
Description of the 2011 Plan
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix I and incorporated into this Proxy Statement by reference.

Administration
The 2011 Plan is administered by a committee designated by the Board of Directors (the “Plan Committee”), consisting of two or more members of the Board. Each member of the Plan Committee may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and (iii) “independent” within the meaning of the rules of NASDAQ.
Subject to the express provisions of the 2011 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards are evidenced by a written agreement containing such provisions not inconsistent with the 2011 Plan as the Plan Committee approves. The Plan Committee also has authority to establish rules and regulations for administering the 2011 Plan and to decide questions of interpretation or application of any provision of the 2011 Plan. The Plan Committee may, subject to Section 162(m) of the Internal Revenue Code, take any action such that (1) any outstanding options and SARs become exercisable in part or in full, (2) all or any portion of a restriction period on any restricted stock or restricted stock units lapse, (3) all or a portion of any performance period applicable to any performance shares or performance units lapse, and (4) any performance measures applicable to any outstanding award be deemed satisfied at the target, maximum or any other level.
The Plan Committee may delegate some or all of its power and authority under the 2011 Plan to the Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to the Chief Executive Officer or any executive officer with regard to awards to persons who are (i) “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code or are likely to become such while an award is outstanding, or (ii) subject to Section 16 of the Exchange Act.
Available Shares
Under the 2011 Plan, the maximum number of shares of Common Stock available for awards is 6,000,000, which number would be increased to 11,000,000 if shareholders approve the Plan Amendment. This amount is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The number of available shares will be reduced by the sum of (i) one-half of the aggregate number of shares of Common Stock which become subject to outstanding options and free-standing SARs, and (ii) the aggregate number of shares of Common Stock which become subject to Stock Awards or are issued in settlement of performance units. To the extent that shares of Common Stock subject to an outstanding option, free-standing SAR or Stock Award granted under either the 2011 Plan or the Company’s current 2002 Stock Incentive Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of Common Stock subject to an option canceled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of Common Stock will again be available under the 2011 Plan. The number of shares that will again become available will be one-half (0.5) of one share for each share subject to an option or free-standing SAR and one share for each share subject to a Stock Award.
The maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year to any person is 1,200,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The maximum number of shares of Common Stock with respect to which Stock Awards may be granted during any fiscal year to any person is 500,000, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event, or any distribution to holders of Common Stock other than a regular cash dividend. The maximum amount that may be payable with respect to Performance Units granted during any fiscal year to any person is $6,000,000.

Corporate Transactions
In the event of any merger, reorganization, consolidation or sale of 50% or more of the Company’s operating assets, or if any individual, entity or group acquires beneficial ownership of 50% or more of the outstanding shares of Common Stock or the combined voting power of the outstanding voting securities of the Company, the Board of Directors may, in its discretion, (1) accelerate the vesting or exercisability of some or all outstanding awards, (2) require that shares of stock of the company resulting from such transaction, or the parent thereof, be substituted for some or all of the shares of Common Stock subject to outstanding awards as determined by the Board of Directors, and/or (3) require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of common stock in the company resulting from the transaction, or the parent thereof, or a combination of cash and shares.
Effective Date, Termination and Amendment
The 2011 Plan became effective as of February 9, 2011 and will terminate as of the first annual meeting of the Company’s shareholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board of Directors. The Board may amend the 2011 Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code and any rule of NASDAQ, and provided that no amendment may be made that impairs the rights of a holder of an outstanding award without the consent of such holder.
Eligibility
Participants in the 2011 Plan will consist of such officers, other employees, non-employee directors, and independent contractors of the Company, as selected by the Plan Committee. As of March 10, 2014, approximately 2,850 employees and 9 non-employee directors are eligible to participate in the 2011 Plan.
Stock Options and SARs
The 2011 Plan provides for the grant of stock options and SARs. The Plan Committee determines the conditions to the exercisability of each option and SAR.
The period for the exercise of an option or SAR is determined by the Plan Committee. The exercise price of a non-qualified stock option and the base price of an SAR may not be less than 100% of the fair market value of a share of Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with an option (a “tandem SAR”) is the exercise price of the related option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.
Each incentive stock option is exercisable for no more than 10 years after its date of grant, unless the optionee owns greater than 10% of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the option is exercisable for no more than five years after its date of grant. The exercise price of an incentive stock option may not be less than the fair market value of a share of Common Stock on its date of grant, unless the optionee is a 10% holder, in which case the option exercise price will be the price required by the Internal Revenue Code, currently 110% of fair market value.
All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, are determined by the Plan Committee.
Stock Awards
The 2011 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award or a restricted stock unit award. Stock Awards are non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

The agreement awarding restricted stock units will specify (1) whether such award may be settled in shares of Common Stock, cash or a combination thereof, and (2) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents, with respect to such award. Any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such restricted stock units.
Prior to settlement of a restricted stock unit, the holder of a restricted stock unit has no rights as a shareholder of the Company.
Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded has rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock, provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case will be deposited by the Company and will be subject to the same restrictions as the restricted stock.
All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, are determined by the Plan Committee.

Performance Unit Awards
The 2011 Plan also provides for the grant of performance unit awards. The agreement relating to a performance unit award shall specify whether such award may be settled in shares of Common Stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a performance unit award shall provide, in the manner determined by the Committee, for the vesting of such performance unit award if the specified performance measures are satisfied or met during the specified performance period. Prior to the settlement of a performance unit award in shares of Common Stock, the holder of such award has no rights as a shareholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance unit award upon a termination of employment, whether by reason of disability, retirement, death or any other reason, are determined by the Plan Committee.
Performance Measures
Under the 2011 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. To the extent an award is intended to qualify for the performance-based exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as described below, the performance goals will be one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, return to shareholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Plan Committee, but subject to Section 162(m) of the Internal Revenue Code, the Plan Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.
The following table sets forth the number of options and restricted stock units granted over the lifetime of the 2011 Plan to the individuals and groups as indicated as of February 14, 2014:

Name and Position	Stock Options	Restricted Stock Units
Earl R. Lewis President and Chief Executive Officer	512,200	284,360
Andrew C. Teich President and Chief Executive Officer	284,100	122,060
Anthony L. Trunzo Senior Vice President and Chief Financial Officer	190,200	162,460
William A. Sundermeier President, Government Systems Division	190,200	162,460
Thomas A. Surran Senior Vice President and Chief Operating Officer	56,836	47,842
William W. Davis Senior Vice President, General Counsel and Secretary	107,300	52,680
All executive officers (8 persons)	1,400,704	893,801
All non-executive directors (6 persons other than Mr. Lewis)	297,420	30,240
All employees (other than current executive officers) (approximately 3300 persons)	373,644	2,711,901
Restricted stock units granted include performance-based and market-based restricted stock units. The closing price of our Common Stock on February 14, 2014 was $30.89.

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2011 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2011 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2011 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and the corporation’s three most highly compensated executive officers other than the chief executive officer or the chief financial officer. However, “qualified performance-based compensation” is not subject to the $1 million deduction limit. To qualify as performance based-compensation, the following requirements must be satisfied: (1) the performance goals are determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the performance goals, are approved by the corporation’s shareholders, and (3) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. Compensation payable with respect to stock options and SARs will be considered payable solely on account of the attainment of pre-established objective performance measures (i) if such award has a purchase or base price at least equal to the fair market value of the underlying stock on the date of grant; (ii) if such award is granted by a committee consisting solely of two or more "outside directors" and (iii) if the plan under which the stock option or SAR is granted states the maximum number of shares with respect to which stock options or SARs may be granted during a specified period to any employee. As noted above, the Plan Committee currently consists solely of “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. As a result, certain compensation under the 2011 Plan, such as that payable with respect to options and SARs, is not expected to be subject to the $1 million deduction limit, but other compensation payable under the 2011 Plan, such as any Stock Award that is not subject to performance measures, would be subject to such limit.
Stock Options
A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.
SARs
A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.
Stock Awards
A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.
A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.
Performance Unit Awards
A participant will not recognize taxable income at the time performance units are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that shareholders vote FOR the approval of the Plan Amendment. If a quorum is present, in order to approve the Plan Amendment, the number of votes cast in favor of the proposal must exceed the number of votes cast opposing the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will have no effect on the determination of the outcome of this proposal.

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing shareholders with a vote to approve, on an advisory basis, the compensation of our named executive officers (the “NEOs”) as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a “say-on-pay” vote. As a result of the vote of the Company's shareholders at the 2011 Annual Meeting, the Company is required to provide the Company's shareholders the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs every three years. We expect to hold the next such vote at the 2017 Annual Meeting
As described in the Compensation Discussion and Analysis, the objectives of the Company’s executive compensation program are as follows:

•
To attract and retain NEOs with the skills, experience and motivation to enable the Company to achieve its stated objectives. This means that the Company provides an opportunity for NEOs to earn above average compensation for delivering consistently superior results;

•
To provide a mix of current, short-term and long-term compensation to achieve a balance between current income and long-term incentive opportunity and promote focus on both annual and multi-year business objectives. This means that NEOs have a higher percentage of their total pay opportunity tied to performance-based (versus fixed) and long-term (versus short-term) pay;

•
To align total compensation with the performance commitments we make to our shareholders; including, long-term growth in revenue and diluted EPS. This means that benefits to our NEOs from both our short-term and long-term incentive programs are heavily influenced by our achieving EPS and revenue growth;

•
To allow NEOs who demonstrate consistent performance over a multi-year period to earn above-average compensation when FLIR achieves above-average long-term performance. This means that our compensation program for NEOs has a high degree of variability - significant upside for performance that exceeds goals, with commensurate risk when performance falls short of goals;

•
To be affordable and appropriate in light of the Company’s size, strategy and anticipated performance. This means that while the Compensation Committee considers competitive practice in its decision-making, it places significant emphasis on the Company’s specific strategy, financial situation and performance in the ultimate determination of compensation decisions; and

•
To be straightforward and transparent in its design, so that shareholders and other interested parties can clearly understand all elements of our compensation plans, individually and in the aggregate. This means generally limiting the number of compensation elements, types of compensation, perquisites and post-employment benefits while still remaining competitive in our compensation practices.

This proposal gives our shareholders the opportunity to express their views on the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our shareholders to indicate their support for our executive compensation by voting FOR the following resolution at the Annual Meeting:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure).
The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation.

Recommendation of the Board of Directors
The Board of Directors unanimously recommends that shareholders vote FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement. If a quorum is present, in order to approve the advisory vote on executive compensation, the number of votes cast in favor of the proposal must exceed the number of votes cast opposing the proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but will have no effect on the determination of the outcome of this proposal.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders. Any such proposal must be received by the Company not later than November 14, 2014. Shareholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement. Alternatively, under the Company’s Bylaws, a proposal or nomination that a shareholder does not seek to include in the Company’s proxy statement pursuant to Rule 14a-8 may be delivered to the Corporate Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of an annual meeting date was made. A shareholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder’s ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting.

OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

COST OF SOLICITATION
The cost of soliciting proxies will be borne by the Company. Employees of the Company may solicit proxies personally or by telephone without additional compensation to their regular compensation. Upon request, we will reimburse the reasonable costs incurred by brokers, banks, or other nominees for mailing proxy materials and annual shareholder reports to the beneficial owners of the shares they hold of record. In addition to solicitation by mail, telephone, facsimile, Internet or personal contact by its designated officers and employees, the Company has retained the services of Georgeson to solicit proxies for a fee of $20,000, plus expenses.

ADDITIONAL INFORMATION
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2013 with the SEC. Shareholders may obtain, free of charge, a copy of the Form 10-K (without exhibits) by writing to Investor Relations, FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070.
Shareholders Sharing the Same Last Name and Address
If you own your shares through a broker, bank or other nominee, the Company is sending only one Proxy Statement to you if you share a single address with another shareholder unless we received instructions to the contrary from you. This practice, known as “householding,” is designed to eliminate duplicate mailings, conserve natural resources and reduce the Company’s printing and mailing costs. If you received only one copy of this Proxy Statement and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements, or if you are receiving multiple proxy statements and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Investor Relations, FLIR Systems, Inc., 27700 SW Parkway Avenue, Wilsonville, Oregon 97070 or calling Investor Relations at (503) 498-3547, and we will promptly deliver additional materials or refrain from delivering additional materials, as requested.

Electronic Delivery of Proxy Materials and Annual Report
This Proxy Statement and the Company’s 2013 Annual Report on Form 10-K are available on the Company’s website at www.flir.com/investor. If you own your shares through a broker, bank or other nominee, instead of receiving paper copies in the mail of next year’s proxy statement and annual report or a notice of availability of proxy materials, you can elect to receive an e-mail message that will provide a link to these documents by contacting the institution that holds your shares. By opting to access your proxy materials online, you will reduce the amount of mail you receive, help conserve natural resources and reduce the Company's printing and mailing costs.

By Order of the Board of Directors
Earl R. Lewis
Chairman of the Board of Directors
Wilsonville, Oregon
March 14, 2014

FLIR SYSTEMS, INC.

2011 STOCK INCENTIVE PLAN

INTRODUCTION
1.1    Purposes. The purposes of the FLIR Systems, Inc. 2011 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long‑term best interests of the Company and its shareholders.
1.2    Certain Definitions.
“Agreement” shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.
“Board” shall mean the Board of Directors of the Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom may be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) “independent” within the meaning of the rules of the Nasdaq Stock Market or any other stock exchange on which the Common Stock is then traded.
“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company, and all rights appurtenant thereto.
“Company” shall mean FLIR Systems, Inc., an Oregon corporation, or any successor thereto.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.
“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.
“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.
“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.
“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or Performance Unit Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to shareholders (including dividends), return on assets, return on equity, earnings of the Company before or after taxes and/or interest, EBITDA, revenues, market share, cash flow or cost reduction goals, interest expense after taxes, return on investment, return on investment capital, economic value created, gross margin, operating margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing. In the sole discretion of the Committee, but subject to Section 162(m) of the Code, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.
“Performance Option” shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.
“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.
“Performance Unit” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.
“Performance Unit Award” shall mean an award of Performance Units under this Plan.
“Prior Plan” shall mean the FLIR Systems, Inc. 2002 Stock Incentive Plan, as amended, and each other plan previously maintained by the Company under which equity awards remain outstanding as of the effective date of this Plan.
“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.
“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.
“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.
“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.
“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.
“SAR” shall mean a stock appreciation right which may be a Free‑Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award or a Restricted Stock Unit Award.
“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.
“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.
“Tax Date” shall have the meaning set forth in Section 5.5.
“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).
1.3    Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free‑Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units and (iv) Performance Units. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Units shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.
The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.
No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Articles of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.
1.4    Eligibility. Participants in this Plan shall consist of such officers, other employees, nonemployee directors, independent contractors, and persons expected to become officers, other employees, nonemployee directors and independent contractors of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a nonemployee director or independent contractor. The Company may determine, in its sole discretion, whether a participant is deemed to be employed during a leave of absence.
1.5    Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 11,000,000 shares of Common Stock shall be available for all awards under this Plan. To the extent the Company grants an option or a Free-Standing SAR under the Plan, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to one half (0.5) times the number of shares subject to such option or Free-Standing SAR. To the extent the Company grants a Stock Award or settles a Performance Unit award in shares of Common Stock, the number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by an amount equal to one (1.0) times the number of shares subject to such Stock Award or Performance Unit award.
Shares of Common Stock subject to an award under this Plan or the Prior Plan shall not again be available for issuance under this Plan if such shares are (i) shares that were subject to an option or SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to any such award, or (iii) shares repurchased by the Company on the open market with the proceeds of an option exercise. To the extent that shares of Common Stock subject to an outstanding option, SAR or stock award granted under the Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option canceled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR canceled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. The number of shares that again become available pursuant to this paragraph shall be equal to (i) one half (0.5) of a share for each share subject to an Option or Free-Standing SAR described herein and (ii) one (1.0) share for each share subject to a Stock Award described herein.
Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.
To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 1,200,000, subject to adjustment as provided in Section 5.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any person shall be 500,000, subject to adjustment as provided in Section 5.7, and (iii) the maximum amount that may be payable with respect to Performance Units granted during any fiscal year of the Company to any person shall be $6,000,000.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1    Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.
Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a)    Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a Nonqualified Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

(b)    Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.
(c)    Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).
2.2    Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.
SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a)    Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.
(b)    Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free‑Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Stock shall have such rights of a shareholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a shareholder of the Company with respect to the shares of Common Stock subject to such SAR.
(c)    Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.
2.3    Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.
2.4    No Repricing. Other than pursuant to Section 5.7, the Committee shall not without the approval of the Company’s shareholders (i) lower the purchase price per share of Common Stock subject to an Option or SAR after it is granted, (ii) cancel an Option or SAR when the purchase price per share of Common Stock subject to the Option or SAR exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another award (other than in connection with a Corporate Transaction), or (iii) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Common Stock are then listed.

III.	STOCK AWARDS
3.1    Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or a Restricted Stock Unit Award.
3.2    Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.
(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c)    Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.
(d)    Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.
3.3    Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.
(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c)    Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a shareholder of the Company with respect to the shares of Common Stock subject to such award.
3.4    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

IV.	PERFORMANCE UNIT AWARDS
4.1    Performance Unit Awards. The Committee may, in its discretion, grant Performance Unit Awards to such eligible persons as may be selected by the Committee.
4.2    Terms of Performance Unit Awards. Performance Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(d)    Number of Performance Units and Performance Measures. The number of Performance Units subject to a Performance Unit Award, the method of determining the value of each Performance Unit and the Performance Measures and Performance Period applicable to a Performance Unit Award shall be determined by the Committee.
(e)    Vesting and Forfeiture. The Agreement relating to a Performance Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.
(f)    Settlement of Vested Performance Unit Awards. The Agreement relating to a Performance Unit Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Unit Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a shareholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Unit Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a shareholder of the Company.
4.3    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Unit Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V.	GENERAL
5.1    Effective Date and Term of Plan. This Plan shall be submitted to the shareholders of the Company for approval at the Company’s 2011 annual meeting of shareholders and, if so approved, the Plan shall become effective as of the date on which the Plan was approved by the Board. This Plan shall terminate as of the first annual meeting of the Company’s shareholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.
Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the shareholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.
5.2    Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the Nasdaq Stock Market, or any other stock exchange on which shares of Common Stock are traded; provided, however, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.
5.3    Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, the recipient of such award and, upon such execution and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.
5.4    Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.
5.5    Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.
5.6    Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.
5.7    Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin‑off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share, the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Unit, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures, and the maximum amount that may be payable pursuant to any Performance Unit Award granted during any fiscal year of the Company to any one grantee shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.
5.8    Corporate Transactions. If the Company shall be a party to a reorganization, merger, consolidation or sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), or if any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (a “Corporate Transaction”), the Board may, in its discretion:
(a)    require that (A) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;
(b)    require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Corporate Transaction, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or
(c)    require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately canceled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to Section 5.8(a), multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Corporate Transaction, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award have lapsed or will lapse pursuant to Section 5.8(a) and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to Section 5.8(a), multiplied by the Fair Market Value of a share of Common Stock as of the date of the Corporate Transaction, and (C) in the case of a Performance Unit Award, the value of the Performance Units then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to Section 5.8(a) and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Corporate Transaction, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.
5.9    Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.
5.10    No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.
5.11    Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a shareholder of record with respect to such shares of Common Stock or equity security.
5.12    Designation of Beneficiary. To the extent permitted by the Committee, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13    Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Oregon and construed in accordance therewith without giving effect to principles of conflicts of laws.
5.14    Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

FLIR Systems, Inc.
27700 SW Parkway Avenue
Wilsonville, OR 97070
Attention: Heather Christiansen

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
01 William W. Crouch	☐	☐	☐
02 Catherine A. Halligan	☐	☐	☐
03 Angus L. Macdonald	☐	☐	☐
04 Cathy Stauffer	☐	☐	☐
05 Andrew C. Teich	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000198410_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

FLIR SYSTEMS, INC.
Annual Meeting of Shareholders
April 25, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Anthony L. Trunzo and William W. Davis, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FLIR SYSTEMS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, PDT on April 25, 2014, at FLIR Systems, Inc., 27700 SW Parkway Avenue Wilsonville, OR 97070, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000198410_2 R1.0.0.51160